                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                        FIRSTMISS GOLD INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                              FIRSTMISS GOLD INC.
                        5460 S. QUEBEC STREET, SUITE 240
                           ENGLEWOOD, COLORADO 80111

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 JUNE 13, 1996

To the Stockholders:

    Notice is hereby given that the Annual Meeting of the Stockholders of FIRSTMISS GOLD INC. (the "Company") will be held at the Embassy Suites Hotel, 10250 E. Costilla Avenue, Englewood, Colorado, on Thursday June 13, 1996, at 10:00 a.m. local time, for the following purposes:

1. To elect four Directors of FirstMiss Gold Inc. to serve for a term of three years and until their successors are duly elected and qualified and to elect one Director for a term of one year and until his successor is duly elected and qualified;

2.  To approve the 1996 Long Term Equity Incentive Plan;

3.  To approve the 1996 Stock Option Plan for Outside Directors;

4. To approve a change in the state of incorporation of the Company from the state of Nevada to the state of Delaware;

5. To approve the change of the corporate name of the Company to "Getchell Gold Corporation";

6. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors for 1996; and

7. To transact such other business as may be properly brought before the meeting.

    Only stockholders of record at the close of business on April 23, 1996, the record date, are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof.

    You are urged to consider the enclosed materials and to sign and return your proxy promptly in the enclosed, postage prepaid envelope, even if you plan to attend the meeting. Any stockholder giving a proxy has a right to revoke it at any time before it is voted.

                                          By order of the Board of Directors,

                                          Donald S. Robson
                                          Secretary

Englewood, Colorado
May 3, 1996

                              FIRSTMISS GOLD INC.
                        5460 S. QUEBEC STREET, SUITE 240
                           ENGLEWOOD, COLORADO 80111

                         ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 13, 1996
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                            SOLICITATION OF PROXIES

    The enclosed proxy is being solicited by the Board of Directors of FirstMiss Gold Inc., 5460 S. Quebec St., Suite 240, Englewood, Colorado 80111, a Nevada corporation ("FirstMiss Gold" or the "Company"), for use at the Annual Meeting of the Stockholders of FirstMiss Gold (the "Annual Meeting") to be held at the Embassy Suites Hotel, 10250 E. Costilla Avenue, Englewood, Colorado, at 10:00 a.m. local time, on Thursday June 13, 1996, and at any adjournment thereof.

    Stockholders may revoke their proxies by delivering a written notice of revocation to the Secretary of the Company at any time prior to the exercise thereof, by the execution of a later-dated proxy by the same person who executed the prior proxy with respect to the same shares or by attendance at the Annual Meeting and voting in person by the person who executed the prior proxy.

    The solicitation will be primarily by mail but may also include telephone, telegraph or oral communication by officers or regular employees. Officers and employees will receive no additional compensation in connection with the solicitation of proxies. Morrow and Co. Inc. will perform services related to distribution of proxy materials to banks, brokerage houses and other nominee holders for an approximate fee of $6,000. All costs of soliciting proxies will be borne by the Company. The approximate mailing date of the proxy statement and proxy to stockholders is May 3, 1996.

    All proxies will be voted as specified. In the absence of specific instructions, proxies will be voted FOR:

(1) the election of four Directors of FirstMiss Gold Inc. to serve for a term of three years and until their successors are duly elected and qualified and the election of one Director to serve for a term of one year and until his successor is duly elected and qualified;

(2) approval of the 1996 Long Term Equity Incentive Plan;

(3) approval of the 1996 Stock Option Plan for Outside Directors;

(4) approval of the change of the state of incorporation of the Company from Nevada to Delaware;

(5) approval of the change of the Company's corporate name to "Getchell Gold Corporation";

(6) ratification of the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for 1996; and

(7) approval of all other matters by the persons named in the proxies in accordance with their judgment.

* PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THE PROXY. STOCKHOLDERS RECEIVING MORE THAN ONE PROXY BECAUSE OF SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES MUST COMPLETE AND RETURN EACH PROXY IN ORDER TO VOTE ALL SHARES TO WHICH ENTITLED.

                      OUTSTANDING SHARES AND VOTING RIGHTS

    RECORD DATE. Stockholders of record at the close of business on April 23, 1996, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

    SHARES OUTSTANDING. As of April 23, 1996, a total of 25,704,600 shares of the Company's Common Stock (the "Common Stock") were outstanding and entitled to vote.

    VOTING RIGHTS AND PROCEDURES. Each outstanding share of Common Stock is entitled to one vote on all matters submitted to a vote of stockholders. The Company's Bylaws and Nevada law require the presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote to constitute a quorum to convene the Annual Meeting. Shares represented by proxies that reflect abstentions or "broker non-votes" (I.E., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

    STOCKHOLDER PROPOSALS FOR THE 1997 ANNUAL MEETING. Proposals from stockholders intended to be included in the Company's proxy statement for 1997 Annual Meeting must be received by the Secretary of the Company on or before September 30, 1996, and may be omitted unless the submitting stockholder meets certain requirements. It is suggested that the proposal be submitted by certified mail, return-receipt requested.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

    The Company's Articles of Incorporation and Bylaws authorize a Board comprised of not less than one nor more than fifteen members. Within the limits specified above, the number of Directors is determined by a resolution of the Board or by the stockholders at the Annual Meeting. Pursuant to a resolution adopted by the Board of Directors the authorized number of members of the Board of Directors has been set at ten. On June 13, 1990, the Board amended the Bylaws to provide that no person would be elected to serve on the Board after attaining the age of sixty-nine and that the Board be divided into three classes to be designated as Class 1, Class 2 and Class 3, each of which is to be as nearly equal in number as possible. Normally, each Director serves for a term ending on the date of the third Annual Meeting following the meeting at which such Director was elected. However, if a Director is being elected to replace a director who has resigned for any reason, the newly elected director will be elected to serve the remainder of the replaced director's term.

    Set forth below for each nominee for election as a Director and for each continuing Director who is not a nominee, based on information supplied by him, are his name, age as of the date of the Annual Meeting, any presently held positions with the Company, his principal occupation now and for the past five years, other Directorships in public companies and his tenure of service with the Company as a Director. The term the "Company" includes subsidiaries of the Company.

NOMINEES FOR ELECTION AS DIRECTORS

WALTER A. DREXEL                 Director since: 1995          Term: Three Years
Mr. Drexel,  65, retired  in  1987 as  Vice-Chairman, Burlington  Northern  Inc.
("Burlington").  From January  1981 to  March 1987,  Mr. Drexel  was employed in various capacities with Burlington  and its wholly-owned subsidiary,  Burlington
Northern  Railroad, including Chairman, Chief Executive Officer and President of
Burlington Northern Railroad.  He is  a private investor  and part  owner and  a director  of the  Chicago Central and  Pacific Railroad.  He is a  member of the
Audit Committee.

JOHN RACICH                                                    Term: Three Years
Mr. Racich, 60,  retired in 1989  as Senior Vice  President and Chief  Financial
Officer  of Placer Dome, Inc.,  a gold mining company.  Prior to this Mr. Racich held the same position with a predecessor company, Placer Development Limited.

CHARLES E. STOTT, JR.                                          Term: Three Years
Mr. Stott, 62, is a mining consultant.  From 1994-95 he was President and  Chief
Executive  Officer  of Gold  Capital Corporation,  a  gold mining  company. From
1993-94 he was Executive Vice President,  American Mine Services Inc., a  mining contracting  and  engineering  firm. From  1990-93  he was  President  and Chief
Executive Officer of Horizon Resources Corporation, a gold mining company.

AL WINTERS                                                     Term: Three Years
Mr. Winters, 55, retired in 1995  as Vice President of Homestake Mining  Company
and  General Manager of Homestake Mine. From  1988-92 he was Vice President U.S.
operations of Homestake Mining Company.

ROBERT L. ZERGA                  Director since: 1995             Term: One Year
Mr. Zerga, 55,  has been  self-employed since January  1995. From  July 1990  to
November 1994, he served as Chief Executive Officer and Chairman of the Board of
Independence  Mining Company  Inc., a gold  mining company which  is an indirect wholly-owned subsidiary of Minorco Inc. During  the same time period, he  served as  Vice President and director of Minorco  (U.S.A.) Inc., a gold mining company and subsidiary of Minorco Inc. He is Chairman of the Compensation Committee.

CONTINUING DIRECTORS

ROBERT C. HORTON                 Director since: 1988         Term Expires: 1998
Mr. Horton, 69, is a self-employed  mining consultant. He is the Associate  Dean
Emeritus of the Mackay School of Mines at the University of Nevada, Reno and was
Associate  Dean  from  July  1989  until  July  1990.  He  is  a  member  of the
Compensation Committee and the Long-Term Incentive Committee.

PETE INGERSOLL                   Director since: 1994         Term Expires: 1998
Mr. Ingersoll, 65, is the principal partner of Ingersoll, Parker & Longabaugh, a mining consulting firm.  From July  1987 to December  1992, he  was Senior  Vice
President,  Metals  and  Mining, in  the  Equity Research  Department  of Lehman
Brothers Inc. He  is the Chairman  of the Audit  Committee and a  member of  the
Long-Term Incentive Committee.

R. MICHAEL SUMMERFORD            Director since: 1987         Term Expires: 1997
Mr.  Summerford,  47, is  Vice President  and Chief  Financial Officer  of First
Mississippi Corporation  ("First  Mississippi") and  has  been since  1988.  Mr.
Summerford is also a Director of Melamine Chemicals, Inc. and is a member of the
Management  Committee  of Triad  Chemical, a  joint venture  50% owned  by First
Mississippi. He is a member of the Audit Committee.

G. W. THOMPSON                   Director since: 1994         Term Expires: 1998
Mr. Thompson, 54, has been President and Chief Executive Officer of the  Company since  September 1994. He  was a private  investor and consultant  in the mining business from  May  1992  until  September 1994.  He  was  President  and  Chief
Executive  Officer  of Meridian  Minerals  Company, a  subsidiary  of Burlington
Resources Inc.,  from  1983 to  May  1992. He  is  a member  of  the  Nominating
Committee.

J. KELLEY WILLIAMS               Director since: 1987         Term Expires: 1997
Mr.  Williams, 62, is Chairman of the Board  and has been since October 1987. He is the Chairman of  the Board and Chief  Executive Officer of First  Mississippi
and  has  been  since  November  1988. He  is  a  Director  of  Deposit Guaranty
Corporation and Deposit Guaranty National Bank. He is a member of the Nominating
Committee.

DIRECTOR COMPENSATION

    In 1995, the Chairman of the Board was compensated for his services with a retainer of $18,400 per year. Other Directors who are not employees of the Company ("Outside Directors") were compensated for their services with a retainer of $7,500 per year. In addition, all Outside Directors received

$500 per day for attendance at board meetings, and an additional $350 per day for attendance at committee meetings. No compensation in addition to his regular salary and benefits was paid to the Chief Executive Officer for his services as a Director.

    In 1988, as amended in 1989 and 1991, the Board of the Company authorized the FirstMiss Gold Inc. Long-Term Incentive Plan (the "1988 Plan" or "LTI Plan") for Directors, Officers and certain key employees of the Company. Under the Plan, up to 900,000 shares of Common Stock of the Company were authorized for the grant of awards.

    Under the 1988 Plan, the annual awards to Outside Directors are made on the day after the Annual Meeting for the first five years of service on the Board during the term of the 1988 Plan. The awards are made in the form of Debenture Options which are grants of options to purchase FirstMiss Gold Convertible Subordinated Debentures at par value equal to the principle amount. Each time Debenture Options are granted, a new series of convertible debentures is created for issuance with terms fixed by the Board. These options are exercisable at any time within ten years of grant. However, as amended in 1991, the 1988 Plan provides that the Debentures cannot be converted into preferred stock and then into Common Stock until at least six months has elapsed between the date the Debenture Option is granted and the date the Debenture Option is converted. On each annual award date, each Outside Director then entitled to an award will receive an option to purchase Debentures in the principal amount equal to the fair market value of 1,000 shares of the Company's Common Stock on the date of grant. On any annual grant date when the Company is not able to grant Debenture Options, each Outside Director then serving will receive a NQSO to purchase 1,000 shares of the Company's Common Stock at its fair market value on the date of grant.

    At a meeting of the Board of Directors held on November 16, 1995, the compensation for Outside Directors was changed. This change was based on a study by Watson Wyatt, commissioned by the Company's Compensation Committee, to determine the proper compensation level for the Board of Directors. Based on the recommendations of the Watson Wyatt study, each Outside Director will continue to receive $7,500 per year. However, the Chairman of the Board will receive an additional $15,000 per year, and Committee Chairmen will receive an additional $2,500 per year. In addition, Outside Directors will receive $750 per day for attendance at board meetings, $500 per day for attendance at committee meetings, $750 per day for special service requests made by the Chairman of the Board or the Chief Executive Officer and $250 per day for travel with a maximum allowance of two travel days per meeting or special service project. Reasonable expenses incurred for the benefit of the Company will be reimbursed at cost. The Company will also provide directors with accidental death and dismemberment benefits, business travel insurance and director and officer liability insurance. Medical and dental insurance will also be offered to Outside Directors.

    On November 16, 1995, the Board also adopted, subject to stockholder approval, a new Stock Option Plan for Outside Directors (the "Directors' Stock Option Plan") to replace the 1988 Plan. Based on the recommendations of the Watson Wyatt study and subject to stockholder approval, each person who (i) was an Outside Director at the time the Directors' Stock Option Plan was adopted by the Board of Directors or (ii) is first elected or appointed as an Outside Director thereafter, will automatically receive a non-qualified stock option grant to purchase the number of shares of Common Stock equal to $22,500 divided by one-third of the closing price of the Common Stock on the date of grant at an option exercise price equal to the fair market value of the Common Stock on the date of grant. Following such initial grant, each such Outside Director who serves until the third, sixth and ninth anniversaries of the initial date of grant will automatically receive a stock option to purchase an additional number of shares of Common Stock equal to $22,500 divided by one-third of the closing price of the Common Stock on the date of grant on each such anniversary at an aggregate option price equal to the fair market value of the Common Stock on the date of grant, so long as the person is an Outside Director at the close of business on the date of such anniversary. An option will be exercisable with respect to one-third of the shares subject to the option on the anniversary of the date of grant and an additional one-third on each of the two succeeding anniversaries. Options granted under the Directors' Stock Option Plan shall expire five years after the date of grant. See Proposal No. 3 below.

BOARD MEETINGS AND COMMITTEES

    The Board met seven times during the year ended December 31, 1995. All Directors of the Company attended at least 75% of the meetings of the Board and committees on which they served. The Board has the following four committees:

    The AUDIT COMMITTEE, which met six times during the year ended December 31, 1995, consists of four Directors who are not employees of the Company and has broad latitude for inquiry into all operations of the Company. Its primary responsibilities include recommendation to the Board on the selection of independent auditors; review of audit reports prepared by independent auditors, internal auditors, independent engineers, insurance auditors and other consultants engaged by the Company to examine specific areas of corporate operations; and examination of the adequacy of compliance with various governmental regulations and corporate policies and procedures. The current members of the Audit Committee are Cecil Alvarez, Walter Drexel, R. Michael Summerford, and Pete Ingersoll.

    The COMPENSATION COMMITTEE, which met five times during the year ended December 31, 1995, consists of three non-employee Directors and is charged with the responsibility of recommending to the Board a program of overall compensation for executive officers and other key employees. The current members of the Compensation Committee are Charles Moreton, Robert Horton and Robert Zerga.

    The NOMINATING COMMITTEE, which met one time during the year ended December 31, 1995, is composed of two non-employee Directors and the Chief Executive Officer and is responsible for Director nominations. The Nominating Committee considers suggestions from all sources. Stockholder suggestions for nominees for the next Annual Meeting of Stockholders, together with appropriate detailed biographical information, should be submitted to the Corporate Secretary no later than September 30, 1996. The current members of the Nominating Committee are G.W. Thompson and J. Kelley Williams; the third position is not presently filled.

    The LONG-TERM INCENTIVE COMMITTEE, which met one time during the year ended December 31, 1995, consists of three Directors who are not employees of the Company. The committee is the administrator of the 1988 Plan and makes all determinations as to who shall receive awards under this plan, including the timing, pricing and amount of such awards. This committee will also administer the 1996 Long Term Equity Incentive Plan, if approved by the stockholders. The current members of the Long-Term Incentive Committee are Charles Moreton, Robert Horton and Pete Ingersoll.

VOTE AND RECOMMENDATION

    Directors are elected by vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes. Unless instructed to the contrary, the shares represented by the proxies will be voted FOR the election of the nominees named above as directors. Although it is anticipated that each nominee will be able to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person or persons as may be designated by the Company's Board of Directors.

    THE BOARD RECOMMENDS A VOTE "FOR" THE NOMINEES.

                APPROVAL OF 1996 LONG TERM EQUITY INCENTIVE PLAN
                                (PROPOSAL NO. 2)

    On November 16, 1995, the Board adopted the 1996 Long Term Equity Incentive Plan (the "Plan"), subject to stockholder approval, to replace the 1988 Plan. The purpose of the Plan is to attract, retain and motivate officers and other employees and consultants of the Company by providing an opportunity to acquire or increase an equity interest in the Company.

    The description of certain features of the Plan below is a summary of such Plan and is qualified in its entirety by reference to the complete Plan attached as Appendix A hereto.

    The Plan will be administered by the Long-Term Incentive Committee (the "Committee") of the Board, which will consist of not less than two members appointed by the Board. Each member of the Committee will be a "disinterested person" as defined in Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. Awards under the Plan may be granted to employees of, and consultants to, the Company and its affiliates (excluding any person who serves only as a director). The pool of individuals currently considered eligible to receive awards under the Plan numbers approximately 350.

    The Committee will determine the employees and consultants of the Company who are to receive awards under the Plan and the types, amounts and terms of the awards, provided that no one employee may be awarded stock options or stock appreciation rights in respect of an aggregate of more than 150,000 shares of Common Stock per year. Subject to adjustment for changes in capitalization, the maximum number of shares of Common Stock that may be the subject of awards under the Plan is 900,000. Shares subject to awards which expire or otherwise terminate will again become available for awards.

    STOCK OPTIONS. Subject to certain limitations in the Plan, the Committee will determine the terms of stock option awards to employees and consultants under the Plan, including the type of option, the exercise price, the term of the option, the number of shares of Common Stock subject to the option and any conditions on the exercise of the option.

    The exercise price per share of Common Stock purchasable under a Non-Qualified Stock Option will be equal to at least 10% (or such other minimum price as may be established by the Internal Revenue Service as a "safe harbor" against constructive receipt of income upon grant of the option by the recipient of the option), and not more than 100%, of the fair market value on the date of grant. The exercise price per share of Common Stock purchasable under an Incentive Stock Option will be equal to at least the fair market value on the date of grant; provided, that if at the time the Company grants an Incentive Stock Option, the optionee owns directly or by attribution stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any affiliate of the Company, the exercise price will be not less than 110% of the fair market value on the date the Incentive Stock Option is granted.

    No Incentive Stock Option will be exercisable more than ten years after the date the option is granted and no Non-Qualified Stock Option will be exercisable more than eleven years after the date the option is granted. If, at the time the Company grants an Incentive Stock Option, the optionee owns directly or by attribution, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any affiliate of the Company, the Incentive Stock Option will not be exercisable more than five years after the date of grant.

    Upon the exercise of an option, payment of the exercise price will be made in cash or, at the Committee's discretion, in whole or in part in any other form, including by delivery of shares of previously acquired Common Stock.

    If an employee's employment terminates for a reason other than death, disability or retirement and not following a Change in Control (as defined in the Plan), any options held by the employee which are then exercisable may be exercised within three months after such termination, or such lesser period specified in the award agreement (but not after the expiration date of the award). If an employee's employment terminates by reason of death, disability or retirement, any options held by the employee which are then exercisable will remain exercisable for one year, eighteen months and two years, respectively, after the date of termination, unless otherwise specified in the relevant award agreement; provided, however, that in no event will an award be exercisable after the expiration date of the award.

    Upon a Change in Control, all options then outstanding will become fully exercisable and vested, and the value (net of any exercise price and required tax withholdings) of all outstanding options, unless otherwise determined by the Committee and subject to Rule 16b-3, will be cashed out on the basis of a "Change in Control Price," as defined in the Plan, as of the date such Change in Control is determined to have occurred or such other date as the Board may determine prior to the Change in Control; provided, however, that the foregoing is subject to the discretion of the Board in certain instances.

    An option may not be transferred except by will or the laws of descent and distribution and, during the lifetime of an employee or consultant to whom an option is granted, such option may be exercised only by the individual or the individual's guardian or legal representative.

    STOCK APPRECIATION RIGHTS. Stock appreciation rights may be awarded either with respect to Common Stock subject to an option held by a participant or without reference to an option. Upon the exercise of a stock appreciation right, the holder will be entitled to receive, at the discretion of the Committee, one of the following payments:

        (i) That number of whole shares of Common Stock equal to the number computed by dividing (A) an amount (the "Stock Appreciation Right Spread"), rounded to the nearest whole dollar, equal to the product computed by multiplying (x) the excess of (1) if the stock appreciation right may only be exercised during the Window Period (as defined in the Plan), the highest fair market value on any day during the Window Period, and otherwise, the fair market value on the date the stock appreciation right is exercised, over (2) the exercise price per share of Common Stock of the related option, or in the case of a stock appreciation right granted without reference to an option, such other price as the Committee establishes at the time the stock appreciation right is granted, by (y) the number of shares of Common Stock with respect to which a stock appreciation right is being exercised by
    (B)(1) if the stock appreciation right may only be exercised during the Window Period, the highest fair market value during the Window Period in which the stock appreciation right was exercised, and (2) otherwise, the fair market value on the date the stock appreciation right is exercised; plus, if the foregoing calculation yields a fractional share, an amount of cash equal to the applicable fair market value multiplied by such fraction (such payment to be the difference of the fractional share);

        (ii) An amount in cash equal to the Stock Appreciation Right Spread; or

        (iii) A combination of cash and Common Stock, the combined value of which will equal the Stock Appreciation Right Spread.

    The Committee will determine the terms of stock appreciation rights awarded under the Plan, including the term of the stock appreciation right, the number of stock appreciation rights included in an award and any conditions on the exercise of the stock appreciation rights. No consideration will be paid by a participant with respect to a stock appreciation right.

    If a stock appreciation right granted with respect to an option is exercised, the option will cease to be exercisable and will be cancelled to the extent of the number of shares with respect to which the stock appreciation right was exercised. Upon the exercise or termination of an option, related stock appreciation rights will terminate to the extent of the number of shares as to which the option was exercised or terminated, except that, unless otherwise determined by the Committee at the time of grant, a stock appreciation right granted with respect to less than the full number of shares covered by a related option will not be reduced until the number of shares covered by exercise or termination of the related option exceeds the number of shares not covered by the stock appreciation right. A stock appreciation right granted independently from an option will terminate and will be no longer exercisable at the time determined by the Committee at the time of grant, but not later than 10 years from the date of grant. Upon the termination of the participant, a stock appreciation right granted with respect to an option will be exercisable only to the extent to which the option is then exercisable.

    Stock appreciation rights will be exercisable upon termination or a Change in Control to the same extent as options granted under the Plan, except that in the case of a stock appreciation right held by an individual who is subject to
Section 16(b) of the Exchange Act, such stock appreciation right must have been outstanding for at least six months at the date a Change in Control is determined to have occurred for such stock appreciation right to be fully exercisable and vested. Stock appreciation rights will also be subject to the same restrictions on transfer as options granted under the Plan.

    RESTRICTED STOCK. The Committee will determine the terms and amounts of restricted stock awards to employees and consultants under the Plan. Recipients of restricted stock awards are required to pay to the Company, if required by applicable law, an amount at least equal to the par value of the Common Stock subject to the award within a certain time period. If such payment is not made, the award of restricted stock will lapse.

    Subject to the provisions of the Plan, during a period set by the Committee, which will not exceed ten years from the date of a restricted stock award, the recipient of such award will not be permitted to sell or otherwise encumber the shares of restricted stock. Within these limitations, the Committee may in its discretion provide for the lapse of such restrictions and may accelerate or waive such restrictions based on factors as the Committee may determine.

    Unless otherwise determined by the Committee, cash dividends with respect to shares of restricted stock will be automatically reinvested in additional restricted stock, and dividends payable in Common Stock will be paid in the form of restricted stock.

    With certain limitations, upon termination of a participant's employment for any reason during the restricted period, all shares still subject to restriction will be forfeited by the participant. Upon a Change in Control, the restrictions and limitations applicable to any restricted stock will lapse, and such restricted stock will become fully vested.

    STOCK PURCHASE RIGHTS. The Committee will determine the terms and number of stock purchase rights granted under the Plan. The Committee may grant stock purchase rights which will enable the recipients to purchase Common Stock at a price equal to not less than 50%, and not more than 100%, of its fair market value on the date of grant. Stock purchase rights will be exercisable for a period determined by the Committee not exceeding 30 days from the date of grant. Any restrictions and limitations applicable to stock purchase rights will lapse upon a Change in Control.

    PERFORMANCE SHARES. The Committee will determine the nature, length (which will in no event exceed 10 years) and starting date of the performance period (the "Performance Period") for each performance share award. The consideration payable by a participant with respect to a performance share award will be an amount determined by the Committee in the exercise of the Committee's discretion at the time of the award; provided, that the amount of consideration may be zero and may in no event exceed 50% of the fair market value at the time of grant. The Committee will determine the performance objectives to be used in awarding performance shares and the extent to which such performance shares have been earned. Performance Periods may overlap and participants may participate simultaneously with respect to performance share awards that are subject to different Performance Periods and different performance factors and criteria. At the beginning of each Performance Period, the Committee will determine for each performance share award subject to such Performance Period the number of shares of Common Stock (which may constitute restricted stock) to be awarded to the participant at the end of the Performance Period if and to the extent that the relevant measures of performance for such performance share award are met. Such number of shares of Common Stock may be fixed or may vary in accordance with such performance or other criteria as may be determined by the Committee. The Committee may provide that amounts equivalent to interest at such rates as the Committee may determine or amounts equivalent to dividends paid will be payable with respect to performance share awards.

    Unless provided otherwise in an award agreement or in the discretion of the Committee, in the event of termination of a recipient, such recipient will not be entitled to any payment with respect to the performance shares subject to the performance period. Payment may be made in cash or Common Stock, at the Committee's discretion. In the event of a Change in Control, any outstanding performance share awards will be vested and paid in full as if all performance criteria had been met.

    AMENDMENTS AND TERMINATION. The Board may amend or terminate the Plan at any time, provided that (a) no amendment or termination may adversely affect the rights of participants to whom grants and awards have previously been made without the consent of the participants affected thereby and (b) the Board may not, without the approval of stockholders, (i) increase the number of shares reserved for issuance under the Plan or modify the Award Limit (as defined in the Plan), (ii) except as provided in the Plan, change the relevant minimum price terms, (iii) change the class of employees and consultants eligible to participate in the Plan, (iv) extend the maximum term for stock options or the maximum exercise period for stock purchase rights, or (v) materially increase the benefits accruing to participants under the Plan.

    FEDERAL INCOME TAX ASPECTS. The following discussion is a general summary of the material federal income tax consequences to participants in the Plan. The discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), regulations thereunder, rulings and decisions now in effect, all of which are subject to change. The summary does not discuss all aspects of federal income taxation that may be relevant to a particular participant in light of such participant's personal investment circumstances. Also, state and local income taxes are not discussed and may vary from locality to locality.

    NON-QUALIFIED STOCK OPTIONS. Participants who hold Non-Qualified Stock Options do not recognize income as a result of the grant of such options, but normally recognize compensation taxable at ordinary income rates upon the exercise of such options to the extent that the fair market value of the shares of Common Stock on the date of the exercise of such options exceeds the option exercise price paid. However, in the case of a participant subject to Section 16(b) of the Exchange Act who has held a Non-Qualified Stock Option for less than six months and exercises such option, the ordinary income portion generally would be calculated using the fair market value of the shares upon the lapse of the six-month period from the date of grant of such option rather than the fair market value on the date of exercise, unless the participant elects to recognize income immediately upon exercise in accordance with Section 83(b) of the Code. Subject to Section 162(m) of the Code, discussed below, the Company will be entitled to a tax deduction in an amount equal to the amount that the participant is required to include in ordinary income at the time of such inclusion and will be required to withhold taxes on such ordinary income. The participant's initial tax basis for shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option will be the option exercise price paid plus the amount of ordinary income recognized by the participant.

    The tax consequences resulting from the exercise of a Non-Qualified Stock Option through the surrender of already-owned shares of Common Stock are uncertain. In published rulings, the Internal Revenue Service has taken the position (i) that, to the extent an equivalent value of shares is acquired, the participant will recognize no gain and the participant's basis in the shares acquired upon such exercise will be equal to the participant's basis in the surrendered shares, (ii) that any additional shares acquired upon such exercise will be compensation to the participant, taxable under the rules described above and (iii) that the participant's basis in such additional shares will be equal to their fair market value.

    INCENTIVE STOCK OPTIONS. Participants who hold Incentive Stock Options will not be considered to have received taxable income upon either the grant of an Incentive Stock Option or its exercise. Upon the sale or other taxable disposition of shares of Common Stock, long-term capital gain will normally be recognized in the full amount of the difference between the amount realized and the option exercise price if no disposition of shares has taken place within either (a) two years from the date of grant of the Incentive Stock Option or (b) one year from the date of transfer of such shares of Common Stock to the participant upon exercise (whether or not such participant is subject to Section 16(b) of the Exchange Act). If shares of Common Stock acquired upon the exercise of an Incentive Stock Option are sold or otherwise disposed of before the end of the one-year or two-year periods referenced above, the difference between the option exercise price and the fair market value of the shares of Common Stock on the date of the option's exercise will be taxed as ordinary income; the balance of the gain, if any, will be taxed as capital gain. If shares of Common Stock acquired upon the exercise of an Incentive Stock Option are disposed of before the expiration of the one-year or two-year periods referenced above and the amount realized is less than the fair market value of the shares at the date of exercise, the participant's ordinary income is limited to the excess, if any, of the amount realized less the option exercise price paid. Subject to Section 162(m) of the Code, discussed below, the Company will be entitled to a tax deduction in regard to an Incentive Stock Option only to the extent the participant has ordinary income upon sale or other disposition of the shares of Common Stock.

    The difference between the fair market value of Common Stock on the exercise date and the exercise price of an Incentive Stock Option is deemed to be a "tax preference" under the alternative minimum tax rules of the Code. The consequences of the application of these provisions to individual participants may vary depending on their particular circumstances.

    The tax consequences resulting from the exercise of an Incentive Stock Option through the surrender of already-owned shares of Common Stock are uncertain. In published rulings and proposed regulations, the Internal Revenue Service has taken the position (i) that generally the participant will recognize no income upon such stock-for-stock exercise (subject to the discussion above),
(ii) that, to the extent an equivalent number of shares is acquired, the participant's basis in the shares acquired will be equal to the participant's basis in the surrendered shares increased by any compensation income recognized by the participant, (iii) that the participant's basis in any additional shares acquired upon such exercise is zero and (iv) that any sale or other disposition of such acquired shares within the one-year or two-year periods referenced above will be viewed as a disposition of the shares with the lowest basis first.

    STOCK APPRECIATION RIGHTS. Participants who hold stock appreciation rights do not recognize income as a result of a grant of a stock appreciation right, but normally recognize compensation taxable at ordinary income rates upon exercise of the stock appreciation right equal to the amount of cash and/or the then fair market value of any shares of Common Stock received. However, in the case of a participant subject to Section 16(b) of the Exchange Act who has held a stock appreciation right for less than six months and receives Common Stock in settlement of such stock appreciation right, the ordinary income portion generally would be calculated using the fair market value of the Common Stock upon the lapse of the six-month period from the date of grant of such right rather than the fair market value on the date of exercise, unless the participant elects to recognize income immediately upon exercise in accordance with Section 83(b) of the Code. Subject to Section 162(m) of the Code, discussed below, the Company will be entitled to a tax deduction in an amount equal to the amount that the participant is required to include in ordinary income at the time of such inclusion and will be required to withhold taxes on such ordinary income.

    RESTRICTED STOCK. An employee to whom restricted stock is issued will not have taxable income upon issuance, and the Company will not then be entitled to a deduction, unless an election is made under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to repurchase by the Company, the employee will realize ordinary income, and the Company will be entitled to a deduction in an amount equal to the fair market value of the shares at the date such restrictions lapse, less the purchase price therefor. If an election is made under Section 83(b), the employee will realize ordinary income at the date of issuance equal to the difference between the fair market value of the shares at that date less the purchase price therefor, and, subject to Section 162(m) of the Code, discussed below, the Company will be entitled to a deduction in the same amount.

    PERFORMANCE SHARES. A participant who has been granted a performance share will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or Common Stock, the participant will have ordinary income, and, subject to
Section 162(m) of the Code, discussed below, the Company will be entitled to a corresponding deduction.

    SECTION 162(M) OF THE CODE. Under Section 162(m) of the Code, which became law in August 1993, income tax deductions of publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid in 1994 and thereafter) for certain executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain "performance-based" compensation established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options and stock appreciation rights will satisfy the performance-based exception if the awards are made by a qualifying compensation committee, the plan sets the maximum number of shares that can be granted to any particular employee within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e. the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). The Plan is intended to conform to the performance-based exception under Section 162(m).

VOTE AND RECOMMENDATION

    Approval of the Plan will require the affirmative vote of the holders of a majority of the shares of the Common Stock represented and voting in person or by proxy at the Annual Meeting. Abstentions as to this Proposal 2 will be treated as votes against Proposal 2. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of Proposal 2 and will not be counted as votes for or against Proposal 2. Properly executed, unrevoked Proxies will be voted FOR Proposal 2 unless a vote against Proposal 2 or abstention is specifically indicated in the Proxy.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PLAN.

            APPROVAL OF 1996 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS
                                (PROPOSAL NO. 3)

    The Board of Directors adopted the 1996 Stock Option Plan For Outside Directors (the "Directors' Stock Option Plan") on November 16, 1995, subject to stockholder approval.

    Time commitments for service as a director of public companies have increased in recent years. These increasing demands on directors' time have greatly increased the competition for potential directors who possess the talents, skills, judgment, personal attributes and other characteristics of an outstanding director. This competition is especially keen with respect to persons who are not officers or employees of the corporation they are asked to serve as directors. The Board of Directors adopted the Directors' Stock Option Plan to provide compensation in the form of stock options to each director of the Company who is not an employee of the Company at the time of his election or selection to the Company Board of Directors (individually an "Outside Director" and collectively the "Outside Directors") in an effort to enhance the Company's ability to attract and retain well qualified individuals to serve as directors of the Company. The Board of Directors believes that the Directors' Stock Option Plan will also enhance the long-term commitment of Outside Directors to the Company and further align their interests with the interests of the stockholders.

    The description of certain features of the Directors' Stock Option Plan below is a summary of such plan and is qualified in its entirety by reference to the complete Directors' Stock Option Plan attached as Appendix B hereto.

    Subject to stockholder approval, each person who (i) was an Outside Director at the time the Directors' Stock Option Plan was adopted by the Board of Directors or (ii) is first elected or appointed as an Outside Director thereafter, will automatically receive a non-qualified stock option grant to purchase the number of shares of Common Stock equal to $22,500 divided by one-third of the closing price of the Common Stock on the date of grant at an option exercise price equal to the fair market value of the stock on the date of grant. Following such initial grant, each such Outside Director who serves until the third, sixth and ninth anniversaries of the initial date of grant will automatically receive a stock option to purchase an additional number of shares of Common Stock equal to $22,500 divided by one-third of the closing price of the Common Stock on the date of grant on each such anniversary at an aggregate option exercise price equal to the fair market value of the stock on the date of grant, so long as the person is an Outside Director at the close of business on the date of such anniversary. An option will be exercisable with respect to one-third of the shares subject to the option on the anniversary of the date of grant and an additional one-third on each of the two succeeding anniversaries. The option will vest earlier upon the occurrence of certain events involving a change in control of the Company, as more specifically provided in the Directors' Stock Option Plan, or upon the death, disability or failure to be reelected of an Outside Director. If an Outside Director ceases to be a director of the Company for any reason other than death, disability or failure to be reelected as an Outside Director following his or her nomination by the Board of Directors for reelection, such director will have one year in which to exercise those options which have vested as of such termination as a director. If an Outside Director ceases to be a director of the Company for reason of death, disability or failure to be reelected as an Outside Director following his or her nomination by the Board of Directors for reelection, such director will have three years to exercise all options previously granted to him or her under the Directors' Stock Option Plan. Options granted under the Directors' Stock Option Plan will expire five years after the date of grant.

    The Directors' Stock Option Plan also allows outside directors to elect to forego cash payment of all or any mechanically calculable portion of his or her Director Fees (as defined in the Directors' Stock Option Plan) for any fiscal year (the "Replaced Cash Fees") and receive, on the last day of such fiscal year, a five-year option to purchase the number of shares equal to the Cash Replacement Fees divided by one-third of the closing price of the Common Stock on the last day of such fiscal year. Such options are exercisable in full at any time on and after the date of grant until the earlier of expiration of the option's term or termination of the option.

    The Directors' Stock Option Plan will be administered by the Board of Directors of the Company. The current eight Outside Directors, Messrs. Alvarez, Drexel, Horton, Ingersoll, Moreton, Summerford, Williams and Zerga are the individuals currently eligible to participate in the Directors' Stock Option Plan, although Messrs. Alvarez and Moreton will not be standing for reelection as Directors at the Annual Meeting. On November 16, 1995, the Board of Directors granted the eight Outside Directors options to purchase 3,333 shares of Common Stock each, with an exercise price of $20.25 per share, subject to stockholder approval of the Directors' Stock Option Plan. If Messrs. Racich, Stott and Winters are elected to the Board, they will also receive an initial grant of stock options as described above. On April 12, 1996, the last reported sales price of the Common Stock as reported by the Nasdaq National Market was $29.00 per share.

    Under the Directors' Stock Option Plan, an aggregate of 100,000 shares of Common Stock have been reserved for issuance upon the exercise of options granted to Outside Directors, subject to adjustments for such matters as stock splits and stock dividends. The Directors' Stock Option Plan permits the Board of Directors to amend (generally not more frequently than once every six months) or terminate the Directors' Stock Option Plan at any time subject to stockholder approval of any amendments that (i) increase the number of shares available for issuance; (ii) materially modify the eligibility requirements; (iii) reduce the minimum option price; (iv) extend the period during which options may be granted; or (v) require stockholder approval under Rule 16b-3 under the 1934 Act.

    Participants who hold options under the Directors' Stock Option Plan do not recognize income as a result of the grant of such options, but normally recognize compensation taxable at ordinary income rates upon the exercise of the options to the extent that the fair market value of the shares on the date of the exercise of the options exceeds the option exercise price paid. The Company will be allowed a deduction for federal income tax purposes in the same amount as the Outside Director realizes ordinary income.

VOTE AND RECOMMENDATION

    Approval of the Directors' Stock Option Plan will require the affirmative vote of the holders of a majority of the shares of the Common Stock represented and voting in person or by proxy at the Annual Meeting, assuming a quorum is present. Abstentions as to this Proposal 3 will be treated as votes against Proposal 3. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of Proposal 3 and will not be counted as votes for or against Proposal 3. Properly executed, unrevoked Proxies will be voted FOR Proposal 3 unless a vote against Proposal 3 or abstention is specifically indicated in the Proxy.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE DIRECTORS' STOCK OPTION PLAN.

                          REINCORPORATION IN DELAWARE
                                (PROPOSAL NO. 4)

    The Board of Directors of the Company has approved a proposal to change the Company's state of incorporation from Nevada to Delaware. The primary purpose of this reincorporation is to allow the Company to benefit from Delaware's well-developed corporate law.

    The following discussion summarizes certain aspects of the proposed reincorporation of the Company in Delaware. If approved by the Company's stockholders, the proposed reincorporation would be effected by merging the
Company into a wholly-owned subsidiary of the Company (the "Surviving Corporation"), which will be incorporated under the laws of Delaware for the purpose of effecting the proposed merger (the "Merger"). The Merger would be accomplished pursuant to the terms of an Agreement and Plan of Merger between the Company and the Surviving Corporation in substantially the form included herein as Appendix C (the "Merger Agreement"). The Surviving Corporation will continue under the name Getchell Gold Corporation, subject to stockholder approval. See "Change in Corporate Name (Proposal No. 5)" below.

    At the effective time of the Merger, the Surviving Corporation will be governed by the State of Delaware General Corporation Law (the "Delaware GCL") and by the new Certificate of Incorporation (the "Delaware Certificate") attached hereto as Appendix D and the new Bylaws (the "Delaware Bylaws") attached hereto as Appendix E. With certain exceptions, the Delaware GCL is substantially similar to the Private Corporations Law of the State of Nevada (the "Nevada Code"). For a discussion of certain of the differences in stockholders' rights and the powers of management under the Delaware GCL and the Nevada Code, see "Certain Differences Between the Corporation Laws of Delaware and Nevada," below. Except for a change in corporate name to Getchell Gold
Corporation, assuming stockholder approval, a change in the par value of the Company's authorized capital stock, the elimination of action by written consent by stockholders and except to the extent that changes are dictated by the application of the Delaware GCL, the Delaware Certificate and Delaware Bylaws will be substantially similar to the Company's present Articles of Incorporation and Bylaws (the "Nevada Articles" and the "Nevada Bylaws," respectively). See "Certain Differences Between the Charter of the Company and the Surviving Corporation," below.

    Upon effectiveness of the Merger, each share of Common Stock of the Company will automatically be converted into a share of Common Stock of the Surviving Corporation, and stockholders of the Company will automatically become stockholders of the Surviving Corporation. Certificates for the Common Stock of the Company will be deemed to represent the same number of shares as represented by the Company's current certificates prior to the Merger. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR COMPANY STOCK CERTIFICATES, ALTHOUGH STOCKHOLDERS MAY EXCHANGE THEIR CERTIFICATES IF THEY WISH.

    Under Nevada law, the affirmative vote of a majority of the outstanding shares is required for approval of the proposed Merger and reincorporation. If approved by the stockholders at the Annual Meeting, it is anticipated that the reincorporation would be completed as soon thereafter as practicable. The proposed Merger and reincorporation may be abandoned or the Merger Agreement may be amended (with certain exceptions), either before or after stockholder approval has been obtained, if, in the opinion of the Board of Directors, circumstances arise that make such action advisable.

    Adoption  and  approval  of  the  Merger  will  affect  certain  rights   of
stockholders. Accordingly, stockholders are urged to read carefully this entire Proposal No. 4 and the annexes hereto before voting on this Proposal No. 4.

PRINCIPAL REASONS FOR THE REINCORPORATION

    The primary reason for the Board's recommendation of the reincorporation is the well-developed case law interpreting the Delaware GCL, which the Board believes will allow it to more effectively perform its duties. Although the Nevada Code is relatively similar to the Delaware GCL, there is a lack of predictability under Nevada law resulting from the limited body of case law interpreting the

Nevada Code. The Delaware GCL and the court decisions construing it, on the other hand, are widely regarded as the most extensive and well-defined body of corporate law in the United States. This body of case law is based in part on Delaware's long-established policy of encouraging companies to incorporate in that state. In furtherance of that policy, Delaware has been a leader in adopting comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Company. Following from these conditions, Delaware's courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal issues. Thus, for example, relative to other states Delaware provides greater guidance to directors in the context of dealing with major transactions, including potential changes in corporate control, along with more general corporate matters. The Board therefore believes that the overall effect of the reincorporation will be to enhance the Board's ability to consider all appropriate courses of action with respect to significant transactions, including takeover attempts, for the benefit of all stockholders. Moreover, the Board believes that enhanced certainty with respect to the duties of directors is a significant benefit to the Company and its stockholders and could be an important factor in attracting and retaining quality persons to serve on the Board of Directors.

CERTAIN CONSEQUENCES OF THE MERGER

    In connection with the Merger, the Company's corporate name will be changed from FirstMiss Gold Inc. to Getchell Gold Corporation, subject to stockholder approval. The Merger will not result in any other change in the name, business, management, assets, liabilities or net worth of the Company. The Company will continue to maintain its executive offices in Englewood, Colorado. The capitalization, consolidated financial condition and results of operations of the Surviving Corporation immediately after consummation of the Merger will be the same as those of the Company immediately prior to the consummation of the Merger.

    Consummation of the Merger is subject to stockholder approval. Upon satisfaction of that condition, the Merger will be consummated as follows:

    EFFECTIVE DATE. The Merger will take effect at the later of the date on which a certificate of Ownership and Merger is filed with the Secretary of State of Delaware and Articles of Merger with the Secretary of State of Nevada (the "Effective Date"), which filing is anticipated to be made as soon as practicable after the adoption and approval of the Merger Agreement by the stockholders of the Company. On the Effective Date of the Merger, the separate corporate existence of the Company will cease, and stockholders of the Company will become stockholders of the Surviving Corporation governed by the Delaware GCL, the Delaware Certificate and the Delaware Bylaws.

    MANAGEMENT AFTER THE MERGER. Upon effectiveness of the Merger, the Board of Directors of the Surviving Corporation will consist of those persons elected to the Board of Directors of the Company at the Annual Meeting and those persons continuing to serve as directors at the time of the Annual Meeting. Such persons and their respective terms of office are set forth above under the caption "Election of Directors," above. The directors will continue to hold office as directors of the Surviving Corporation for the same term for which they would otherwise serve as directors of the Company. The individuals serving as executive officers of the Company immediately prior to the Merger will serve as executive officers of the Surviving Corporation upon the effectiveness of the Merger.

    CAPITALIZATION OF THE SURVIVING CORPORATION; STOCK CERTIFICATES. The authorized number of shares of common stock of the Surviving Corporation will be 50,000,000, $0.0001 par value (the "Surviving Corporation Common Stock"), a decrease in par value from the current $0.01 par value of the Company's Common Stock ("Company Common Stock"). The Surviving Corporation will also have 10,000,000 shares, $0.0001 par value, of authorized but unissued Preferred Stock, a decrease in par value from the current $0.01 par value of the Company's authorized preferred stock. See, "Certain Differences Between the Charter of the Company and the Surviving Corporation," below.

    In the Merger, Company Common Stock will be converted, share for share, without any action on the part of the holder thereof, into the Surviving Corporation Common Stock. The Surviving Corporation Common Stock will not have preemptive rights and will not be subject to assessment. All shares of the Surviving Corporation Common Stock to be issued in the Merger will be fully paid and nonassessable. As holders of stock in a Delaware corporation, the Surviving Corporation stockholders will have the rights provided by the Delaware GCL, the Delaware Certificate and the Delaware Bylaws. See "Certain Differences Between the Corporation Laws of Nevada and Delaware," below.

    Each outstanding certificate representing shares of Company Common Stock will continue to represent the same number of shares of the Surviving
Corporation Common Stock until submitted for transfer to the Surviving Corporation. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF THE SURVIVING CORPORATION.

    KeyCorp Shareholder Services, Inc. and the R-M Trust Company, which are co-transfer agents and registrars for the Company, will act as co-transfer agents and registrars for the Surviving Corporation.

    COMPANY EQUITY INCENTIVE PLANS. The Company's equity incentive plans will not be changed in any material respect by the Merger. Each option to purchase shares of Company Common Stock outstanding immediately prior to the Merger pursuant to the Company's LTI Plan and/or any successor plans, including the 1996 Long Term Equity Incentive Plan and 1996 Stock Option Plan for Outside Directors, subject to stockholder approval, will be converted into an option to purchase the same number of shares of the Surviving Corporation Common Stock upon the same terms and conditions as in effect immediately prior to the Effective Date.

    The Company currently has effective registration statements under the Securities Act of 1933, as amended, under which shares of Company Common Stock are issuable upon the exercise of stock options granted under the LTI Plan. The Company intends to file amendments to such registration statements to continue the registration of shares of the Surviving Corporation Common Stock issuable under the LTI Plan.

    INDEBTEDNESS OF THE COMPANY. All indebtedness of the Company outstanding on the Effective Date will be assumed by the Surviving Corporation in connection with the Merger. To the Company's knowledge, no indebtedness of the Company will be accelerated as a result of the proposed transaction.

    TRADING OF THE SURVIVING CORPORATION COMMON STOCK. It is anticipated that the Surviving Corporation Common Stock will be quoted on the Nasdaq National Market and listed on the Toronto Stock Exchange without interruption, and that such market or exchange will consider the delivery of existing stock certificates of the Company as constituting "good delivery" of shares of the Surviving Corporation in transactions subsequent to the Merger.

    AMENDMENT, DEFERRAL OR TERMINATION OF THE AGREEMENT OF MERGER. The Merger Agreement provides that the Boards of Directors of the Company may amend the Merger Agreement prior to or after approval of the Merger by the stockholders of the Company but not later than the Effective Date; provided that no such amendment may be made that is not approved by such stockholders if it would affect the principal terms of the Merger Agreement.

    The Merger Agreement also provides that the Board of Directors of the Company may terminate and abandon the Merger or defer its consummation for a reasonable periods, notwithstanding stockholder approval, if in the opinion of the Board of Directors, such action would be in the best interests of the Company.

    FEDERAL INCOME TAX CONSEQUENCES. It is anticipated that the Merger will be treated as a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized by holders of Company Common Stock or by the Company or the Surviving Corporation as a result of the consummation of the Merger. Each former holder of Company Common Stock will have the same tax basis in the Surviving Corporation Common Stock received pursuant to the Merger as he has in Company Common Stock held by him at the time of the consummation of the Merger. Each stockholder's holding period with respect to such the Surviving Corporation Common Stock will include the period during which he held the corresponding Company Common Stock, provided the latter is held as a capital asset at the time of consummation of the Merger. The foregoing is only a summary of the federal income tax consequences and is not tax advice. No ruling from the Internal Revenue Service and no opinion of counsel with respect to the tax consequences of the Merger have been or will be sought by the Company.

CERTAIN DIFFERENCES BETWEEN THE CHARTER OF THE COMPANY AND THE SURVIVING CORPORATION

    Except to the extent that changes are dictated by the application of the Delaware GCL along with limited additional changes discussed below, the provisions of the Delaware Certificate and the Delaware Bylaws will be substantially similar to the provisions of the Nevada Articles and the Nevada Bylaws. The par value of the authorized shares of the Surviving Corporation Common Stock and preferred stock will be $0.0001 per share, a decrease from the present $0.01 per share, which will substantially decrease initial Delaware franchise taxes.

    In addition, both the Delaware GCL and the Nevada Code permit securityholders, unless specifically prohibited by the certificate or articles of incorporation, to take action without a meeting by the written consent of the holders of at least the number of shares necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The Nevada Articles do not restrict stockholder action by written consent. Action by written consent may, in some circumstances, permit the taking of stockholder action opposed by the Board of Directors more rapidly than would be possible if a meeting of stockholders were required. In connection with its evaluation of the reincorporation, the Board of Directors has determined that it is important that it be able to give advance notice of and consideration to any action to be voted on by stockholders, and that all stockholders be able to discuss at a meeting matters which may affect their rights. Accordingly, the Delaware Certificate eliminates actions by written consent of stockholders.

CERTAIN DIFFERENCES BETWEEN THE CORPORATION LAWS OF DELAWARE AND NEVADA

    In many instances, the Nevada Code is substantially similar to the Delaware GCL. Although it is impractical to note all of the remaining differences between the corporation statutes of Delaware and Nevada, the most significant differences, in the judgment of the management of the Company, are summarized below. The summary is not intended to be complete and reference should made to the Delaware GCL and the Nevada Code.

    REMOVAL OF DIRECTORS. Under the Delaware GCL, any one or all of the directors or a corporation without a classified board of directors may be removed, with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors.

    Under the Nevada Code, any one or all of the directors of a corporation without a classified board may be removed by the holders of not less than two-thirds of the voting power of a corporation's stock. The Company has, and the Surviving Corporation will also have, a classified board of directors.

    INDEMNIFICATION OF OFFICERS AND DIRECTORS AND ADVANCEMENT OF EXPENSES. Delaware and Nevada have nearly identical provisions regarding indemnification by a corporation of its officers, directors, employees and agents, except Nevada provides broader indemnification in connection with stockholder derivative lawsuits.

    Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. The Delaware GCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or an behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. Thus, a corporation has the discretion to decide whether or not to advance expenses.

    Under the Nevada Code, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation MUST pay advancements of expenses in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporations. Thus, a corporation may have no discretion to decide whether or not to advance expenses.

    LIMITATION ON PERSONAL LIABILITY OF DIRECTORS. Delaware corporations are permitted to adopt charter provisions limiting, or even eliminating, the liability of a director or a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

    While the Nevada Code has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in two respects. First, the Nevada provision applies to both directors and officers. Second, while the Delaware provision excepts from limitation on liability a breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Thus, the Nevada provision permits a corporation to limit directors and officers from personal liability arising from a breach of the duty of loyalty.

    The Delaware Certificate, like the Nevada Articles, contain a provision limiting the personal liability of directors. However, unlike the Delaware Certificate, the Nevada Articles also limit the liability of officers. Under the laws of either state, the charter provision will not have any effect on the availability of equitable remedies such as an injunction or recision based upon a breach of the duty of care, or on liabilities which arise under certain federal statutes such as the securities laws.

    DIVIDENDS. Under the Delaware GCL, unless otherwise provided in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, the Delaware GCL provides that a corporation may redeem or repurchase its shares only out of surplus.

    The Nevada Code provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a liquidation to satisfy the preferential rights of preferred stockholders.

    Neither the Company nor the Surviving Corporation currently intends to pay dividends or make any other distribution on its capital stock. Nevertheless, the difference between the Delaware GCL and the Nevada Code with respect to amounts available for dividends or other distributions could conceivably affect future dividends or other distribution, if any are declared.

    RESTRICTIONS ON BUSINESS COMBINATIONS/CORPORATION CONTROL. Both the Delaware GCL and the Nevada Code contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under the Delaware GCL, except under certain circumstances, a corporation is not permitted to engage in a business combination with any interested stockholder for a three-year period following the date such stockholder became an interested stockholder. The Delaware GCL defines as interested stockholder generally as a person who owns 15% or more of the outstanding shares of such corporation's voting stock.

    Under the Nevada Code, except under certain circumstances which vary from the exceptions under the Delaware GCL, business combinations with interested stockholders are not permitted for a period of five years, rather than the three-year period under the Delaware GCL, following the date such stockholder became an interested stockholder. The Nevada Code defines an interested stockholder, generally, as a person who owns 10% or more, rather than 15% or more under the Delaware GCL, of the outstanding shares of the corporations' voting stock.

    In addition, the Nevada Code generally disallows the exercise of voting rights with respect to "control shares" of an "issuing corporation" held by an "acquiring person," unless such voting rights are conferred by a majority vote of the disinterested stockholders. "Control shares" are the voting shares of an issuing corporation acquired in connection with the acquisition of a "controlling interest." "Controlling interest" is defined in terms of threshold levels of voting share ownership, which thresholds, whenever each may be crossed, trigger applications of the voting bar with respect to the shares newly acquired.

    The Nevada Code also permits directors to resist a change or potential change in control of the corporation if the directors determine that the change or potential change is opposed to or not in the best interest of the corporation.

VOTE AND RECOMMENDATION

    The affirmative vote of a majority of the Company's Common Stock represented and voting in person or by proxy at the Annual Meeting is required for approval of the reincorporation, assuming a quorum is present. A vote for the reincorporation will constitute specific approval of the Merger Agreement and all other transactions and proceedings related to the reincorporation. Abstentions as to this Proposal 4 will be treated as votes against Proposal 4. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of Proposal 4 and will not be counted as votes for or against Proposal 4. Properly executed, unrevoked Proxies will be voted FOR Proposal 4 unless a vote against Proposal 4 or abstention is specifically indicated in the Proxy.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE REINCORPORATION.

                            CHANGE IN CORPORATE NAME
                                (PROPOSAL NO. 5)

    Given that the Company no longer has an affiliation with First Mississippi, the Board of Directors has determined that it is the best interests of the Company to change its corporate name. The Board of Directors has approved a change in the Company's corporate name to Getchell Gold Corporation. Subject to stockholder approval, Getchell Gold Corporation will be the name of the Surviving Corporation if the reincorporation is approved by the Company's stockholders; if the reincorporation is not approved, the name change will be effected by an amendment to the Company's Articles of Incorporation.

VOTE AND RECOMMENDATION

    Approval of the change in corporate name will require the affirmative vote of the holders of a majority of the shares of the Common Stock represented and voting in person or by proxy at the Annual Meeting, assuming a quorum is present. Abstentions as to this Proposal 5 will be treated as votes against Proposal 5. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of Proposal 5 and will not be counted as votes for or against Proposal 5. Properly executed, unrevoked Proxies will be voted FOR Proposal 5 unless a vote against Proposal 5 or abstention is specifically indicated in the Proxy.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE CORPORATE NAME CHANGE.

                          RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS
                                (PROPOSAL NO. 6)

    The accounting firm of KPMG Peat Marwick LLP ("Peat Marwick") has been approved by the Board, upon recommendation by the Audit Committee, to serve as independent auditors of the Company for 1996, subject to approval by the stockholders by an affirmative vote of a majority of the outstanding shares of the Company's Common Stock represented at the Annual Meeting.

    Peat Marwick has served as independent auditors of the Company for the past eight years. The Company has been advised that neither Peat Marwick nor any of its members or associates has any relationship with the Company or any of its affiliates, except in the firms capacity as the Company's independent auditors have a material interest in the Company. Representatives of Peat Marwick will be present at the Annual Meeting of Stockholders, will be afforded an opportunity to make a statement if they desire, and will be available to respond to appropriate questions from stockholders.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP.

          SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

    The following table sets forth as of April 1, 1996, the number and percentage of the outstanding shares of Common Stock which, according to the information supplied to the Company, were beneficially owned by (i) each person who is currently a director of the Company, (ii) each Named Executive Officer (as defined below), (iii) all current directors and executive officers of the Company as a group and (iv) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the outstanding Common Stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

                                                  DEBENTURE
                                                   OPTIONS
                                                   AND/OR                                    TOTAL COMMON
                                                    NQSOS                                        STOCK
NAME AND ADDRESS                                 BENEFICIALLY PERCENT OF                     BENEFICIALLY    PERCENT OF
OF BENEFICIAL OWNER                               OWNED(1)       CLASS      COMMON STOCK       OWNED(2)         CLASS
- -----------------------------------------------  -----------  -----------  ---------------  ---------------  -----------
DIRECTORS/NOMINEES AND
 NAMED EXECUTIVE OFFICERS:
Cecil Alvarez..................................                                     454(3)
  1991-A Series(4).............................       4,000         100%                           4,454          *
Walter A. Drexel...............................                                   1,000            1,000          *
Robert C. Horton...............................                                   1,500(5)
  1989-B Series................................       1,000          33%
  1990-C Series................................       1,000          33%
  1991-B Series................................       1,000          33%
  1992-A Series................................       1,000          33%
  1993-A Series................................       1,000          33%
                                                 -----------
                                                      5,000                                        6,500          *
Pete Ingersoll.................................
  1994-A Series................................       1,000          33%                           1,000          *
Donald O. Miller...............................
  NQSOs........................................      13,954           6%                          13,954          *
Charles P. Moreton.............................                                  21,502(6)
  1989-B Series................................       1,000          33%
  1990-C Series................................       1,000          33%
  1991-B Series................................       1,000          33%
  1992-A Series................................       1,000          33%
  1993-A Series................................       1,000          33%
                                                 -----------
                                                      5,000                                       26,502          *
Richard F. Nanna...............................                                     177
  1988-A Series................................       3,500         100%
  1989-A Series................................       1,000         100%
  1990-A Series................................       2,000         100%
  NQSOs........................................      40,427
                                                 -----------
                                                     46,927                                       47,104          *
Donald S. Robson...............................
  NQSOs........................................      22,059           9%                          22,059          *
R. David Russell...............................
  NQSOs........................................      34,000          14%                          34,000          *
R. Michael Summerford..........................           0         N/A          35,977           35,977          *

                                                  DEBENTURE
                                                   OPTIONS
                                                   AND/OR                                    TOTAL COMMON
                                                    NQSOS                                        STOCK
NAME AND ADDRESS                                 BENEFICIALLY PERCENT OF                     BENEFICIALLY    PERCENT OF
OF BENEFICIAL OWNER                               OWNED(1)       CLASS      COMMON STOCK       OWNED(2)         CLASS
- -----------------------------------------------  -----------  -----------  ---------------  ---------------  -----------
G.W. Thompson..................................                                  10,000(7)
  NQSOs........................................      90,000          36%                         100,000          *
J. Kelley Williams.............................           0         N/A         691,165(8)       691,165(8)        2.7%
ALL CURRENT DIRECTORS AND EXECUTIVE OFFICERS AS
 A GROUP (14 PERSONS)(9).......................                                 761,950
  1988-A Series................................       3,500         100%
  1989-A Series................................       1,000         100%
  1989-B Series................................       3,000         100%
  1990-A Series................................       2,000         100%
  1990-C Series................................       3,000         100%
  1991-A Series................................       4,000         100%
  1991-B Series................................       3,000         100%
  1992-A Series................................       3,000         100%
  1993-A Series................................       3,000         100%
  1994-A Series................................       3,000         100%
  NQSOs........................................     207,087          82%                         997,537           3.9%
5% BENEFICIAL HOLDERS:
FMR Corp.(10)..................................                               3,208,646        3,208,646          12.5%
82 Devonshire Street
Boston, MA 02109
Goldman Sachs & Co.(10)........................                               1,535,357        1,535,357           6.0%
85 Broad Street
New York, NY 10004
Mercury Asset Management plc(10)...............                               1,298,500        1,298,500           5.1%
33 King William Street
London, England EC4R 9A5

- ------------------------
 *  Represents less than one percent of class.

(1) Numbers represent shares of Common Stock of the Company underlying the Convertible Subordinated Debentures and NQSOs beneficially owned by the Directors and Named Executive Officers that are exercisable within 60 days of April 1, 1996. Since more than the six months has elapsed from date of grant, the Debentures are immediately convertible into the specified number of shares of Convertible Preferred Stock of the same series and then immediately convertible into the specified number of shares of Common Stock of the Company. NQSOs are exercisable no earlier than six months after the date of the grant into shares of Common Stock of the Company and presently all are exercisable. These numbers do not include options granted subject to stockholder approval under the 1996 Stock Option Plan for Outside Directors because no such options have vested.

(2) In connection with the Stockholder Rights Plan adopted by the Board on June 13, 1990, Stock Purchase Rights were dividended to stockholders of record on June 25, 1990, and are deemed to attach to the outstanding shares of Common Stock of the Company, including outstanding shares of Common Stock reported above as being owned by Directors, Named Executive Officers and 5% stockholders. Under certain conditions each right may be exercised to purchase one share of Common Stock at an exercise price of $40 (subject to adjustment). The rights may be exercised only after commencement of a public announcement of a tender or exchange offer if, upon its consummation, the offeror would beneficially own 20% or more of the Company's Common Stock.

    An "Acquiring Person" trigger was also provided, making the rights exercisable if a person holds at least 15% of the shares of Common Stock without the prior approval of a majority of the independent members of the Board. The rights, which do not have voting rights, expire in June 2000 and may be redeemed by the Company at a price of $0.01 per right prior to a specified period of time after the occurrence of certain events. In certain events, without the consent of the majority of the independent members of the Board, including certain acquisitions of an Acquiring Person, each right (except certain rights which are or were beneficially owned by 20% or more owners, or an Acquiring Person, which rights are voided) will entitle its holder to purchase shares of Company Common Stock with a value of twice the then current exercise price. If, following an acquisition of 20% or more of the shares of Common Stock, the Company is acquired in a merger or other business combination or sells 50% of its assets or earnings power, each right (other than rights voided as above) will entitle its holder to purchase stock of the acquiring company with a value of twice the then current exercise price.

(3) Shared voting and investment power with wife.

(4) 4,000 shares of the 1991-A Series represent shares of Common Stock underlying Debentures that have already been purchased through the exercise of 1991-A Series Debenture Options.

(5) Included are 500 shares owned by Mrs. Horton, of which Mr. Horton has no voting and investment power and disclaims beneficial ownership.

(6) Includes 10,700 shares held by the Charles and Betty Moreton Family Trust, of which Mr. Moreton and his wife are co-trustees. Mr. Moreton shares voting and investment power with his wife as co-trustee.

(7) Represents 10,000 shares of restricted stock issued to Mr. Thompson upon being named President and CEO of the Company, of which he has sole voting and investment power. All of the shares vested on February 21, 1996.

(8) Includes: 384,311 shares held by the J. Kelly Williams Revocable Trust, of which Mr. Williams is trustee; 43,747 shares held by the Jean Pittman Williams Revocable Trust, of which Mr. Williams' wife is trustee and of which Mr. Williams disclaims beneficial ownership and has no voting or investment power; 2,479 shares held by Mr. Williams' son and of which Mr. Williams disclaims beneficial ownership and has no voting or investment power; 3,542 shares held by Katherine K. Williams and of which Mr. Williams has shared voting and investment power; 116,895 shares held by JKW Holdings, Inc. and of which Mr. Williams has shared voting and investment power; and 265 shares held by J. Kelley Williams, Inc.

(9) Except as otherwise indicated in these notes, the shares beneficially owned by the persons indicated in the table represent sole voting and investment power.

(10) Based on Schedule 13G filed by the investor with the Securities and Exchange Commission.

                               EXECUTIVE OFFICERS

    The following sets forth certain information with respect to the Executive Officers of FirstMiss Gold, including age as of the date of the Annual Meeting. All Executive Officers are elected by the Board and hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualify.

NAME                               AGE      POSITION, YEAR FIRST ELECTED AND BACKGROUND
- -----------------------------      ---      --------------------------------------------------------------------------
J. Kelley Williams(1)........          62   Chairman of the Board.
G. W. Thompson(1)............          54   President and Chief Executive Officer.
R. David Russell.............          39   Vice President and Chief Operating Officer since February 1995; General
                                            Manager of Lac Minerals U.S.A. Ltd., a gold mining company, from April
                                            1994 to February 1995; Manager at Independence Mining Company, a gold mining company, from June 1993 to April 1994; Manager at Hecla Mining
                                            Company, a diversified mining company, from September 1992 to June 1993;
                                            General Manager at the Lincoln Mine, owned by Meridian Minerals, from
                                            August 1988 to April 1992.
Donald S. Robson.............          43   Vice President and Chief Financial Officer since March 1995 and Secretary since November 1995; Vice-President, Finance, Lac Minerals Ltd., a gold mining company, from May 1990 to September 1994.
Donald O. Miller.............          50   Vice President, Human Resources since April 1995; Owner of GEM 2000, a human resources consulting firm, from January 1993 to April 1995; Vice
                                            President Human Resources at Newmont Mining Company, a gold mining company, from May 1991 to January 1993; Manager, Compensation and Benefits
                                            at Cyprus Minerals Company, a major producer of copper, coal and molybdenum, from November 1988 to May 1991.
Richard F. Nanna.............          47   Vice President, Exploration since August 1991; Exploration Geologist from
                                            1981 to 1991.
Roger D. Palmer..............          46   Controller since April 1995; Assistant Controller and Manager, Financial
                                            Planning and Analysis from June 1992 to April 1995; Divisional Controller at OESI Power Corporation, a geothermal energy company, from June 1989 to
                                            June 1992.

- ------------------------
(1) For a description of the business backgrounds of Messrs. Williams and Thompson, see "Election of Directors."

                             EXECUTIVE COMPENSATION

    The following table sets forth certain information regarding the annual and long-term compensation for services in all capacities to the Company for the prior fiscal years ended June 30, 1995, 1994 and 1993 and for the six-month period ended December 31, 1995 (the "1995 IP" or "Interim Period") of those persons who were either (i) the chief executive officer of the Company during the last completed fiscal year or (ii) one of the other four most highly compensated executive officers of the Company as of the end of the last completed fiscal year whose annual salary and bonuses exceeded $100,000 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG-TERM COMPENSATION
                                                           ANNUAL COMPENSATION           -----------------------
                                                    ----------------------------------                SECURITIES
                                                                          OTHER ANNUAL   RESTRICTED   UNDERLYING      ALL OTHER
                                                    SALARY                COMPENSATION     STOCK        OPTION      COMPENSATION
NAME AND PRINCIPAL POSITION                YEAR       ($)    BONUS ($)       (1)($)      AWARDS ($)   AWARDS (2)       (3)($)
- --------------------------------------  ----------  -------  ----------   ------------   ----------   ----------   ---------------
G.W. Thompson.........................  1995 IP(4)  100,000  133,000(5)     --             --          105,000     32,633(7)(8)(9)
  President and CEO                        1995     167,000    --   (5)     --           65,000(6)      90,000      3,008(7)(8)
R. David Russell......................  1995 IP(4)   69,996   63,000(5)     --             --           45,000     21,585(7)(8)(9)
  Vice President and                       1995      55,321    --   (5)     --             --           34,000        218(8)
   Chief Operating Officer
Donald S. Robson......................  1995 IP(4)   62,500   50,000(5)     --             --           24,000     23,666(7)(8)(9)
  Vice President and Chief Financial       1995      33,654    --   (5)     --             --           22,059        216(8)
   Officer
Donald O. Miller......................  1995 IP(4)   49,998   30,000(5)     --             --           15,000        705(8)
  Vice President, Human Resources          1995      20,512    --   (5)     --             --           13,954        351(8)
Richard F. Nanna......................  1995 IP(4)   45,114   13,950        --             --            --         2,403(7)(8)
  Vice President, Exploration              1995      90,228   27,200        --             --            8,187      4,804(7)(8)
                                           1994      88,920   55,300        --             --            7,300      4,765(7)(8)
                                           1993      84,972    --          14,550(10)      --            5,000      4,629(7)(8)

- ------------------------------
(1) Other Annual Compensation includes direct cash payments related to tax reimbursement payments, tax planning and tax return preparation services provided to the Named Executive Officer at the Company's expense, and tax reimbursements paid on imputed income resulting from the personal use of Company automobiles and country club dues and memberships, including imputed income on the same, but only if such payments exceed the lesser of $50,000 or 10% of the total salary and bonus of the Named Executive Officer. Tax reimbursement payments are pursuant to a plan providing for payment to eligible employees of thirty-seven percent of the Company's federal income tax deduction resulting from the exercise of Convertible Subordinated Debentures and NQSOs.

(2) Represents NQSOs granted under the LTI Plan.

(3) All Other Compensation is comprised of Company contributions related to the 401(k) Plan, relocation expenses and executive life insurance paid by the Company on the Executive Officer's behalf.

(4) Represents compensation for the six-month period July 1 through December 31, 1995. On September 24, 1995, the Company converted from a fiscal year ended June 30 to a fiscal year ended December 31. The 1995 fiscal year for Messrs. Thompson, Russell, Robson and Miller represents compensation from the date of hire through June 30, 1995. These dates were September 1, 1994 for Mr. Thompson, February 6, 1995 for Mr. Russell, March 21, 1995 for Mr. Robson and April 17, 1995 for Mr. Miller. The current base salaries for Messrs. Thompson, Russell, Robson and Miller are 300,000, 175,000, 140,000 and 110,000, respectively.

(5) Mr. Thompson's bonus was calculated for a 16-month period (September 1994 through December 1995), incorporating performance for the fiscal year 1995 and the Interim Period. The bonuses of Messrs. Russell, Robson and Miller were calculated based on a period from their respective dates of hire in 1995 through December 31, 1995.

(6) Includes 10,000 shares of restricted stock issued to Mr. Thompson upon being named President and CEO, of which he has sole voting and investment power. All of the shares vested on February 21, 1996, 90 days after the November 1995 stock offering was completed.

(7) Company contributions related to the 401(k) Plan for the Interim Period were $3,078 for Mr. Thompson, $466 for Mr. Russell, $1,155 for Mr. Robson and $1,828 for Mr. Nanna. For fiscal year 1995, Company contributions were $2,000 for Mr. Thompson and $3,655 for Mr. Nanna. For the fiscal year 1994, Company contributions were $3,557 for Mr. Nanna, and for the fiscal year 1993, they were $3,598 for Mr. Nanna.

(8) Executive Life Insurance paid by the Company for the Interim Period was $2,625 for Mr. Thompson, $261 for Mr. Russell, $324 for Mr. Robson, $705 for Mr. Miller and $575 for Mr. Nanna. Executive Life Insurance paid by the Company in fiscal year 1995 was $1,008 for Mr. Thompson, $218 for Mr. Russell, $216 for Mr. Robson, $351 for Mr. Miller and $1,149 for Mr. Nanna. Executive Life Insurance paid in fiscal year 1994 was $1,208 on behalf of Mr. Nanna and in fiscal year 1993 was $1,031 on behalf of Mr. Nanna.

(9) Relocation expenses paid by the Company during the Interim Period on behalf of Mr. Thompson were $26,930, on behalf of Mr. Russell were $20,858 and on behalf of Mr. Robson were $22,187.

(10) Includes tax reimbursement payments to Mr. Nanna of $12,963 in fiscal year 1993.

    The following table sets forth certain information with respect to grants of stock options during fiscal 1995 to the Named Executive Officers pursuant to the Company's LTI Plan.

                          OPTION GRANTS IN FISCAL 1995

                                                                                              POTENTIAL REALIZABLE
                                                                                                VALUE AT ASSUMED
                                                                                                ANNUAL RATES OF
                                         NUMBER OF                                                STOCK PRICE
                                        SECURITIES     % OF TOTAL                               APPRECIATION FOR
                                        UNDERLYING   OPTIONS GRANTED  EXERCISE                  OPTION TERM (3)
                                          OPTIONS        TO ALL         PRICE    EXPIRATION   --------------------
NAME                                    GRANTED (1)   EMPLOYEES (2)   ($/SHARE)     DATE       5% ($)     10% ($)
- --------------------------------------  -----------  ---------------  ---------  -----------  ---------  ---------
G.W. Thompson.........................      90,000            37%     $   6.810     8/22/04     385,200    976,500
R. David Russell......................      34,000            14%     $  8.4375     2/08/05     180,285    456,025
Donald S. Robson......................      22,059             9%     $   8.500     3/20/05     118,015    298,899
Donald O. Miller......................      13,954             6%     $  10.750     4/17/05      94,329    239,032
Richard F. Nanna......................       8,127             3%     $   11.44     5/10/05      58,433    148,155

- ------------------------
(1) All options granted represent NQSOs that vest one year from the date of grant. All options were granted for a term of ten years, subject to earlier termination in certain events. The exercise price is equal to the fair market value of the Company's Common Stock on the date of grant.

(2) Based on 246,349 total options granted in fiscal 1995.

(3) The amounts shown are for illustrative purposes only. Potential gains are net of the exercise price, but before taxes associated with the exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price. Actual gains, if any, on stock option exercises are dependent upon the future financial performance of the Company, overall market conditions and the option holders' continued employment through the vesting period. This table does not take into account any appreciation in the price of the Common Stock from the date of grant to the date of this Proxy Statement other than the columns reflecting assumed rates of appreciation of 5% and 10%.

    The following table sets forth certain information with respect to grants of stock options during the Interim Period to the Named Executive Officers pursuant to the Company's LTI Plan.

                      OPTION GRANTS IN THE INTERIM PERIOD

                                                                                             POTENTIAL REALIZABLE
                                                                                               VALUE AT ASSUMED
                                     NUMBER OF     % OF TOTAL                               ANNUAL RATES OF STOCK
                                    SECURITIES       OPTIONS                                PRICE APPRECIATION FOR
                                    UNDERLYING       GRANTED       EXERCISE                    OPTION TERM (3)
                                      OPTIONS        TO ALL          PRICE     EXPIRATION  ------------------------
NAME                                GRANTED (1)   EMPLOYEES (2)    ($/SHARE)      DATE       5% ($)       10% ($)
- ----------------------------------  -----------  ---------------  -----------  ----------  -----------  -----------
G.W. Thompson.....................     105,000            51%      $   20.25     11/16/05    1,338,750    3,386,250
R. David Russell..................      45,000            22%      $   20.25     11/16/05      573,750    1,451,250
Donald S. Robson..................      24,000            12%      $   20.25     11/16/05      306,000      774,000
Donald O. Miller..................      15,000             7%      $   20.25     11/16/05      191,250      483,750

- ------------------------
(1) All options granted represent NQSOs that vest in five equal installments over five years from the date of grant. All options were granted for a term of ten years, subject to earlier termination in certain events. The exercise price is equal to the fair market value of the Company's Common Stock on the date of grant.

(2) Based on 207,376 total options granted in the Interim Period.

(3) The amounts shown are for illustrative purposes only. Potential gains are net of the exercise price, but before taxes associated with the exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price. Actual gains, if any, on stock option exercises are dependent upon the future financial performance of the Company, overall market conditions and the option holders' continued employment through the vesting period. This table does not take into account any appreciation in the price of the Common Stock from the date of grant to the date of this Proxy Statement other than the columns reflecting assumed rates of appreciation of 5% and 10%.

    The following table sets forth certain information with respect to unexercised options held by the Named Executive Officers as of June 30, 1995. No outstanding options held by the Named Executive Officers were exercised in fiscal 1995.

  AGGREGATED OPTIONS OUTSTANDING AT FISCAL YEAR END AND YEAR-END OPTION VALUES

                                                                                            AGGREGATE VALUE OF
                                                               NUMBER OF SECURITIES            UNEXERCISED,
                                                                    UNDERLYING           IN-THE-MONEY OPTIONS(1)
                                                             UNEXERCISED OPTIONS (#)               (#)
                                                            --------------------------  --------------------------
NAME                                                        EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
- ----------------------------------------------------------  -----------  -------------  -----------  -------------
G.W. Thompson.............................................           0        90,000             0      1,187,100
R.David Russell...........................................           0        34,000             0        393,125
Donald S. Robson..........................................           0        22,059             0        253,679
Donald O. Miller..........................................           0        13,954             0        129,075
Richard F. Nanna..........................................      32,300         8,127       472,025         69,567

- ------------------------
(1) Value was computed as the difference between the individual option price and the closing sales price of the Company's Common Stock on June 30, 1995 ($20.00). Only options with fair market value in excess of the exercise price are reflected in this column.

    The following table sets forth certain information with respect to unexercised options held by the Named Executive Officers as of December 31, 1995. No outstanding options held by the Named Executive Officers were exercised during the Interim Period.

   AGGREGATED OPTIONS OUTSTANDING AT END OF INTERIM PERIOD AND END OF INTERIM
                              PERIOD OPTION VALUES

                                                                                           AGGREGATE VALUE OF
                                                              NUMBER OF SECURITIES            UNEXERCISED,
                                                                   UNDERLYING           IN-THE-MONEY OPTIONS(1)
                                                            UNEXERCISED OPTIONS (#)               (#)
                                                           --------------------------  --------------------------
NAME                                                       EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
- ---------------------------------------------------------  -----------  -------------  -----------  -------------
G.W. Thompson............................................      90,000        105,000     1,389,600       210,000
R.David Russell..........................................           0         79,000             0       559,625
Donald S. Robson.........................................           0         46,059             0       351,311
Donald O. Miller.........................................           0         28,954             0       190,471
Richard F. Nanna.........................................      32,300          8,127       544,813        87,873

- ------------------------
(1) Value was computed as the difference between the individual option price and the closing sales price of the Company's Common Stock on December 31, 1995 ($22.25). Only options with fair market value in excess of the exercise price are reflected in this column.

                               OTHER COMPENSATION

    Employees participate in a noncontributory Retirement Plan established by the Company. Employees become one hundred percent vested after five years of employment. The plan provides for normal retirement at age sixty-five with actuarially adjusted provisions for early and postponed retirement dates. Retirement benefits are based on years of service and average compensation (wages and salary) of the five highest consecutive years during employment. Theoretical benefits payable under the plan are reflected in the estimated retirement plan table below and are not subject to any reduction for social security benefits or other offset amounts.

    The following table shows the estimated annual retirement benefit payable to participating employees including Named Executive Officers in earnings and years of service classifications as indicated.

                                                                  ESTIMATED ANNUAL BENEFITS FOR YEARS OF
                                                                             CREDITED SERVICE
AVERAGE ANNUAL COMPENSATION                                    --------------------------------------------
(5 HIGHEST CONSECUTIVE YEARS)                                  10 YEARS   20 YEARS   30 YEARS    40 YEARS
- -------------------------------------------------------------  ---------  ---------  ---------  -----------
$25,000......................................................  $   4,212  $   8,424  $  12,136  $    16,848
$50,000......................................................      8,712     17,424     26,136       34,848
$100,000.....................................................     17,712     35,424     53,136       70,848
$150,000 or greater..........................................     26,712     53,424     80,136      106,848

    Years of service for the Named Executive Officers are: G.W. Thompson, one year; R. David Russell, less than one year; Donald S. Robson, less than one year; Donald O. Miller, less than one year; and Richard F. Nanna, fourteen years.

    In fiscal 1995, the Company entered into Termination Agreements with G.W. Thompson, Donald S. Robson, R. David Russell and Donald O. Miller and in May 1991, the Company entered into a Termination Agreement with Richard F. Nanna (collectively, the "Termination Agreements"). The Termination Agreements are contingent upon a Change of Control, as defined therein, and provide for a three-year term. Each individual would be paid upon termination without cause within three years of a Change of Control or upon resignation within twelve months of a Change of Control, one and one-half times the sum of the three-year average of his annual base salary (excluding bonuses) plus fringe benefit costs equal to thirty-six percent of his annual base salary. Upon termination, the individual would have the option, unless he notifies the Company otherwise, to receive a cash payment equal to the cash value of all his NQSOs, Debenture Options and Debentures, whether then exercisable or not. No individual would receive payments in the event of death, disability or termination for cause. The Termination Agreements also provide for, among other things, an additional payment to be made by the Company to the individual if any of the severance payments provided for by the Termination Agreements or any other payments made pursuant to a Change of Control of the Company (the "Total Payments") become subject to an additional tax ("Excise Tax") imposed by Section 4999 of the Code, such that the net of all of the payments received by the individual after the imposition of the Excise Tax on the Total Payments and the federal income tax on the additional payment shall be equal to the Total Payments.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Dr. Paul W. Murrill, a former director and Compensation Committee member who resigned on November 1, 1995 and who is also a Director of First Mississippi, and Mr. Moreton who is a Director of First Mississippi, and Messrs. Horton and Zerga who are members of the Company's Compensation Committee, are not now and never have been officers or employees of the Company or First Mississippi.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The   following  discussion  includes   certain  relationships  and  related
transactions which occurred during the Company's fiscal year ended June 30, 1995 as well as the Interim Period.

    SPIN-OFF. Until October 20, 1995, First Mississippi owned 14,750,000 shares of Common Stock of the Company (approximately 81% of the outstanding Common Stock). On that date First Mississippi distributed the stock it owned in the Company to its own shareholders. During the six months ended December 31, 1995, Messrs. Moreton, Summerford and Williams, who are currently members of the Board of Directors of the Company, served as a director, Vice President and Chief Financial Officer, and Chairman and Chief Executive Officer, respectively, of First Mississippi. At December 31, 1995, Mr. Williams beneficially owned 1,188,063 shares of common stock of First Mississippi, or 5.08% of the total number of shares outstanding.

    DEBT OWED TO FIRST MISSISSIPPI. During the time that the Company was controlled by First Mississippi, the Company relied on First Mississippi for capital and operating advances from time to time. This arrangement ceased with the spin-off on October 20, 1995. During fiscal 1995, the Company borrowed $10.4 million from First Mississippi and also transferred $2.3 million of interest payable to the notes, at an interest rate of prime plus three quarters of a percent. Effective the date of the spin-off, the debt was $52.5 million, and the Company and First Mississippi entered into a new long-term loan agreement (the "Loan Agreement") which provided that the total outstanding amount would be due in September 2000, that the Company would repay $15 million to First Mississippi from the proceeds of a public common stock offering prior to April 1996, that interest would accrue at a rate not exceeding the London Inter-Bank Offered Rate plus one percent, and that the interest would not be paid in cash, but rather would be capitalized to the note. In November 1995, the Company reduced the debt by $15 million, from proceeds of a common stock offering. The debt was further reduced by the settlement of the Tax Sharing Agreement (described below) pursuant to which First Mississippi paid the Company $13.9 million to settle certain tax sharing arrangements, and these monies were used to reduce the debt. At December 31, 1995, the total aggregate debt owed to First Mississippi pursuant to the Loan Agreement was $23.8 million.

    FIRST MISSISSIPPI INDEMNITY. Prior to October 20, 1995, First Mississippi indemnified its officers and directors and those of its subsidiaries, when such officers and directors were serving in such capacities at the request of the Board of First Mississippi. On February 2, 1991, the Board of First Mississippi extended its corporate indemnity to the directors of the Company who are not otherwise employees of the Company or First Mississippi. First Mississippi's corporate indemnity requires that the person to be indemnified either: (a) be wholly successful, on the merits or otherwise, in any action or proceeding against such person; or (b) otherwise establish that such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the Company, and in the case of any criminal action or proceeding, had no reasonable cause to believe that the conduct was unlawful. Whether these standards are met will be determined by those stockholders or Directors of First Mississippi not involved in the matter at issue or by special legal counsel selected by the Directors of First Mississippi. In the case of any action or suit by or in the right of the Company, any person finally adjudged liable for gross negligence or willful misconduct in performing duties for the Company will not be entitled to indemnification unless a court determines that indemnification is proper under the circumstances. Advancement of expenses is allowed upon receipt of an undertaking to repay should it ultimately be determined that an individual is not entitled to indemnity. The persons protected under this arrangement were Messrs. Williams, Summerford and Moreton, each of whom is a director or officer of First Mississippi. The First Mississippi indemnity arrangement for these individuals terminated at the date of the spin-off, October 20, 1995. As of such date all directors and officers of the Company were provided with new indemnification agreements by the Company on substantially the same terms as stated above.

    ADMINISTRATIVE SERVICES AGREEMENT. In October 1987, the Company and First Mississippi, entered into an Administrative Services Agreement pursuant to which the Company could obtain from First Mississippi services including communications, financial services (accounting, management information, internal audit and tax), human resources, legal, risk management and shareholder services. The fee payable for such services by the Company under the
Administrative Services Agreement was negotiated annually (other than the fees for legal services, which were charged at a fixed hourly rate for services over the budgeted amount, and for special projects not contemplated by an approved budget) between the Company and First Mississippi. This fee was determined primarily on a cost reimbursement basis and approved by a majority of the Company's non-employee Directors who were also not affiliated with First Mississippi. The Company paid to First Mississippi for the fiscal year ended June 30, 1995 and the Interim Period approximately $224,000 and $59,000, respectively. The Company had the right to obtain such services from unaffiliated third parties if it believed that such services could be obtained at a lower cost than the fee paid to First Mississippi. As a result of the spin-off on October 20, 1995, the Administrative Services Agreement terminated on April 19, 1996.

    TAX SHARING AGREEMENT. In October 1987, the Company and First Mississippi entered into a Tax Sharing Agreement for the period during which the Company was a member of the affiliated group of corporations of which First Mississippi is the common parent (the "Affiliated Group"). Under the agreement, the Company accrued income taxes (payable to First Mississippi) as if the Company and its subsidiaries were, since the inception of the agreement on October 28, 1987, a separate affiliated group of corporations filing consolidated income tax returns. In determining the amount of such payments, the Company was potentially bound by tax elections, conventions, treatments or methods utilized by First Mississippi in filing its consolidated income tax returns. The Tax Sharing Agreement also provided for payments in respect of net operating losses and certain other tax benefits by First Mississippi to the Company or, under some circumstances, by the Company to First Mississippi, in taxable years in which the Company was no longer a member of the Affiliated Group. Effective with the spin-off on October 20, 1995, the Tax Sharing Agreement was terminated. In settlement of the Agreement, First Mississippi paid the Company approximately $13.9 million, constituting the approximate present value of tax credits owed by First Mississippi to the Company, based on certain business and tax election assumptions. The $13.9 million was used to reduce the debt owed by the Company to First Mississippi.

    TAX RULING AGREEMENT. First Mississippi obtained a letter ruling from the Internal Revenue Service in April 1995 providing for the tax-free distribution to its shareholders of its shares of the Company's Common Stock. In September 1995, First Mississippi and the Company entered into the Tax Ruling Agreement which sets forth certain covenants and agreements of the Company relevant to maintaining the tax-free nature of the distribution of the common stock.

    The Tax Ruling Agreement provides that the Company will complete an underwritten public equity offering generating aggregate proceeds of at least $50 million prior to April 1996. In late 1995, the Company satisfied this requirement by issuing common stock to the public which generated net proceeds of approximately $137.5 million. The Tax Ruling Agreement also required the Company to repay at least $15 million of debt owed to First Mississippi from the net proceeds of the common equity issue, which repayment occurred in November 1995.

    The Tax Ruling Agreement provides also that the Company will not, prior to one year from the date of the spin-off, enter into any agreement to merge or consolidate with or into any other corporation, to liquidate, to sell or transfer all or substantially all of its assets, to redeem or repurchase any of its capital stock (except for the redemption of the stock of one or more Company employees upon his or her termination) or to issue additional shares of its capital stock (except in connection with the public offering of common stock described above, or issuances pursuant to the Company's employee benefit or compensation plans), unless it first obtains an opinion of counsel or a supplemental ruling from the I.R.S. that such action does not interfere with the Tax Ruling.

    In the event the Company takes such actions or solicits or assists any person or group to commence a tender offer, if such person or group would acquire ownership of 20% or more of the Company's outstanding Common Stock without an opinion or a supplemental I.R.S. ruling, the Company has agreed under the Tax Ruling Agreement to indemnify and hold First Mississippi and certain affiliated corporations harmless against any and all federal, state and local taxes, interest penalties and additions thereto imposed upon or incurred by such corporations as a result of such action's effect on the tax free nature of the spin-off.

    Prior to the spin-off, the Company's employees participated in the First Mississippi qualified noncontributory defined benefit pension plan and its 401(k) thrift plan. The Company reimbursed First Mississippi for the pension plan on a proportionate share basis and for the Company matching portion of the employees' contribution to the 401(k) plan. During the prior fiscal 1995 and the Interim Period, the Company paid $668,000 and $298,000, respectively, in connection with such plans. Such employee participation was terminated effective upon the spin-off on October 20, 1995.

              REPORT OF FIRSTMISS GOLD INC. COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

    PHILOSOPHY.   The Company's compensation  philosophy is designed to maximize stockholder value and serve the best interests of its stockholders and employees. The philosophy incorporates the following principles:

    (a) Compensation should attract and retain qualified employees and stimulate their useful and profitable efforts on behalf of the Company;

    (b) Compensation should be internally equitable and externally competitive; and

    (c) Compensation should be defined broadly and comprehensively.

    COMMITTEE MEMBERS. The Compensation Committee is composed of at least two outside members of the Board, with one member serving as chairman. Compensation Committee members and its chairman are nominated by the Chairman of the Board and elected annually at the Board's organizational meeting.

    CHARTER. The Compensation Committee serves at the direction of the Board. The primary responsibility of the Compensation Committee is to assure development, implementation and maintenance of competitive compensation and benefits to attract, motivate and retain highly qualified officers, management and employees.

    Overall compensation and benefits are targeted at the median or mid-market of peer companies. Compensation includes base pay and annual and long-term performance incentives. Incentives are tied to financial results versus peer companies and/or to specific performance objectives linked to stockholder value. Peer companies are public companies with products and markets and other characteristics comparable to the Company.

    DUTIES.     The   Compensation  Committee's   responsibilities  include  the
following:

    (a) To recommend to the Board compensation policies for the Company;

    (b) To recommend to the Board the base salary and annual incentive awards of executive officers of the Company;

    (c) To review and report to the Board base salaries and annual incentive awards of other highly compensated officers and employees; and

    (d) To recommend Long Term Incentive Plan participation and awards to the Long-Term Incentive Committee (the "LTI Committee").

COMPONENTS OF EXECUTIVE COMPENSATION

    BASE SALARY. The Compensation Committee annually reviews and compares base salaries and salary ranges for similar positions in other companies in relevant markets defined by company size, industry and location. Executive, technical and other highly compensated positions are valued in the national market using data developed by nationally recognized compensation consulting firms. Base salary for all positions is targeted at the median or mid-market of peer companies. The published compensation data used by the Committee to establish base salary range is not necessarily comprised of the same peer group of companies included in the Stock Performance Graph. The Compensation Committee annually recommends to the Board adjustments to salary ranges and actual salaries, taking into consideration position value, market pricing, operating results, individual performance and other factors. During the Interim Period, the Compensation Committee made its recommendations based on a commissioned study of Watson Wyatt, designed to determine proper compensation levels for the Named Executive Officers.

    ANNUAL INCENTIVE AWARDS. Annual incentive awards, in the form of cash payments, are designed to achieve specific short-term results and to further long-term objectives. Financial and other objectives for the Company, subsidiaries and program participants are set at the beginning of each fiscal year. The process involves the Board, the Compensation Committee, the CEO and program participants.

    The Compensation Committee annually reviews potential incentive awards as a percentage of salary midpoint and recommends adjustments to the Board. At fiscal year end, the Compensation Committee recommends incentive awards to the Board upon review of Company results and performance versus objectives and peer results and personal performance of participants versus objectives. As a general rule, no awards are made unless the Company is profitable. However, awards have been made for superior individual performance when the Company has had a loss.

    In November 1995, the Board approved the Compensation Committee's recommendations for annual incentive awards to the four Named Executive Officers other than the CEO based on their performance versus objectives, including to operating results compared to budget and peers, the spin-off process, mill grade output and cost management, reserve additions and safety.

    LONG-TERM INCENTIVE AWARDS. Participation in the Long-Term Incentive Plan is limited to officers and key managers based on responsibility, authority, potential impact on the Company and competitive practice for similar positions in peer companies. The Compensation Committee annually reviews participants and potential award ranges and recommends adjustments to the LTI Committee. The opportunity range for each participant is based on guidelines developed by nationally recognized compensation consultants. At fiscal year end, the Compensation Committee reviews Company condition and performance and individual performance versus long-term goals and recommends awards to the LTI Committee. Awards may be in the form of stock options, debenture options, restricted stock, stock appreciation rights, performance units, supplemental cash or other such forms as appropriate.

    In November 1995, based on the Compensation Committee's performance evaluations and on the recommendations of the Watson Wyatt study, the Compensation Committee, recommended to the LTI Committee the grant of 84,000 nonqualified stock options to the four Named Executive Officers other than the CEO. These awards represent approximately 100% of the participants' maximum opportunity.

    CEO COMPENSATION. The Compensation Committee annually reviews the CEO's performance and compensation and recommends changes as appropriate to the Board and the LTI Committee. In its review, the Compensation Committee considers the Company's condition, operating results, performance versus short- and long-term objectives and peer companies, economic environment, industry conditions and other factors. The Compensation Committee also considers the CEO's performance against short-term and long-term objectives, compensation versus peers, and other factors.

    Mr. Thompson's annual incentive award objectives were weighted 80% on the Company's operating results compared to budget and peers and 20% on other objectives. Based on the Committee's evaluation of Mr. Thompson's performance as well as the Watson Wyatt study, the Board approved in November 1995 an incentive award of $133,000, or 100% of his maximum opportunity for the 16-month period ended December 31, 1995. The Committee recommended to the LTI Committee an award of 105,000 non-qualified stock options as well.

                                          COMPENSATION COMMITTEE

                                          Robert L. Zerga, Chairman
                                          Robert C. Horton
                                          Charles P. Moreton

                      LONG-TERM INCENTIVE COMMITTEE REPORT

    PHILOSOPHY.  The Company's long-term incentive philosophy is as follows:

    (a) Incentives should be offered to qualified employees to encourage their efforts to accomplish the long-term goals and objectives of the Company; and

    (b) Incentives should be internally equitable and externally competitive.

    COMMITTEE MEMBERS. The LTI Committee consists of three members of the Board who are not employees of First Mississippi or the Company.

    DUTIES.  The LTI Committee's duties include the following:

    (a)   To  review  and   consider  the  recommendations   received  from  the
Compensation Committee on participation and awards under the LTI Plan; and

    (b) To designate participants and grant awards under the LTI Plan.

    LONG-TERM INCENTIVE AWARDS. The LTI Committee administers the LTI Plan based on recommendations received from the Compensation Committee. Participation in the LTI Plan is limited to officers and key managers whose position, responsibility and authority significantly impact the Company and competitive practice for similar positions in peer companies. The Compensation Committee annually reviews participation and award opportunity ranges and recommends adjustments to the LTI Committee. Awards may be in the form of stock options, debenture options, restricted stock, stock appreciation rights, performance units, supplemental cash, or other such forms as provided for under the LTI Plan.

    In its November 1995 meeting, the LTI Committee reviewed and approved the Compensation Committee's recommendations for nonqualified stock option awards.

    CEO COMPENSATION. Long-term incentive award opportunity for the CEO is based on the guidelines established for all participants in the LTI Plan. In its annual review to determine long-term incentive awards for the CEO, the LTI Committee considers the recommendation of the Compensation Committee, the Company's financial condition and outlook, operating results and performance of the CEO and Company versus long-term goals and objectives.

                                          THE LONG-TERM INCENTIVE COMMITTEE,

                                          Robert C. Horton
                                          Pete Ingersoll
                                          Charles P. Moreton

    The report of the Compensation Committee and the LTI Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, (collectively the "Acts"), except to the extent the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

                            STOCK PERFORMANCE GRAPH

    The following line graph compares the cumulative total stockholder return on the Company's Common Stock during the five-year period ended December 31, 1995 to the Standard & Poor's 500 Stock Index and that of peer issuers selected by the Company for the same period. The graph assumes a one hundred dollar investment on December 31, 1990, and reinvestment of dividends on a quarterly basis.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                COMPARISON OF FIVE-YEAR CUMULATIVE RETURN
FRMG, S&P 500 & Peer Group
                                                                                 FRMG    S&P 500      Peers
Dec-90                                                                            100        100        100
Dec-91                                                                          74.29     130.40      84.64
Dec-92                                                                         140.00     140.32      69.90
Dec-93                                                                         165.71     154.41     138.01
Dec-94                                                                         197.14     156.44     116.90
Dec-95                                                                         508.57     215.16     112.21
Peers (1)
Aqnico-Eagle, AMAX Gold, Atlas Corp, Battle Mtn, Echo Bay, FMC Gold,
Pegasus

(1) The peer group includes the following companies: Agnico-Eagle Mines, Amax Gold Inc., Atlas Corporation, Battle Mountain Gold Co. Inc., Echo Bay Mines, Ltd., FMC Gold Co. and Pegasus Gold Corp.

                               OTHER INFORMATION

    Section 16(a) of the Securities Exchange Act of 1934 requires Officers and Directors of the Company and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in their ownership with the Securities and Exchange Commission and the Nasdaq National Market. The Company monitors compliance and acts as the compliance officer for such filings of its Officers and Directors and prepares and files reports for such persons based on information supplied by them. Based solely on its review of such information, the Company believes that for fiscal year 1994, its Officers and Directors were in compliance with all applicable filing requirements.

                                   FORM 10-K

    THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF THE COMPANY'S MOST RECENT REPORT ON FORM 10-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON WRITTEN REQUEST TO THE COMPANY'S SECRETARY AT:

                              FirstMiss Gold Inc.
                          5460 S. Quebec St. Suite 240
                           Englewood, Colorado, 80111

                                 OTHER MATTERS

    As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other matters which may come before the Annual Meeting. However, if any matters other than those referred to herein should be presented properly for consideration and action at the Annual Meeting, or any adjournment or postponement thereof, the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

    Please sign the enclosed proxy and return it in the enclosed return envelope.

                                          Donald S. Robson
                                          SECRETARY

Dated: May 3, 1996

                                                                      APPENDIX A

                              FIRSTMISS GOLD INC.
                      1996 LONG TERM EQUITY INCENTIVE PLAN

SECTION 1  PURPOSE; DEFINITIONS.

    (a) PURPOSE. The purpose of the Plan is to provide eligible employees of, and consultants to, FirstMiss Gold Inc. (the "Company"), and its subsidiaries and affiliates, an opportunity to participate in the Company's future by offering them long-term performance-based and other incentives and equity interests in the Company so as to retain, attract and motivate management personnel.

    (b) DEFINITIONS. For purposes of the Plan, the following terms have the following meanings:

        (i) "AFFILIATE" means a parent or subsidiary corporation, as defined in the applicable provisions (currently Section 424) of the Code.

        (ii) "AWARD" means any award under the Plan, including any Option, Stock Appreciation Right, Restricted Stock, Stock Purchase Right, or Performance Share Award.

       (iii) "AWARD AGREEMENT" means, with respect to each Award, the signed written agreement between the Company and the Plan participant setting forth the terms and conditions of the Award.

       (iv) "AWARD LIMIT" means 150,000 shares of Stock.

        (v) "BOARD" means the Board of Directors of the Company.

       (vi) "CHANGE IN CONTROL" has the meaning set forth in Section 10(a).

       (vii) "CHANGE IN  CONTROL PRICE"  has the  meaning set  forth in  Section
    10(c).

      (viii) "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and any successor law.

       (ix) "COMMISSION" means the Securities and Exchange Commission and any successor agency.

        (x) "COMMITTEE" means the Committee referred to in Section 2.

       (xi) "COMPANY" means FirstMiss Gold Inc.

       (xii) "DISABILITY" means permanent and total disability as determined by the Committee for purposes of the Plan.

      (xiii)  "DISINTERESTED  PERSON"  has  the   meaning  set  forth  in   Rule
    16b-3(c)(2)(i) under the Exchange Act and any successor definition adopted by the Commission.

      (xiv) "EXCHANGE ACT" means the Securities and Exchange Act of 1934, as amended from time to time, and any successor law.

       (xv) "FAIR MARKET VALUE" means as of any given date:

           (A) If the Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, the closing sales price for the Stock or the closing bid if no sales were reported, as quoted on such system or exchange (or the largest such exchange) for the date the value is to be determined (or if there are no sales for such date, then for the last preceding business day on which there were sales), as reported in the WALL STREET JOURNAL or similar publication.

           (B) If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the mean between the high bid and low asked prices for the Stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

           (C) In  the  absence of  an  established  market for  the  Stock,  as determined in good faith by the Committee, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry and its management, and the values of stock of other corporations in the same or a similar line of business.

      (xvi) "INCENTIVE STOCK OPTION" means any Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

      (xvii) "NON-QUALIFIED STOCK OPTION" means any Option that is not an Incentive Stock Option.

     (xviii) "OPTION" means an option granted under Section 5.

      (xix) "PERFORMANCE SHARE" means the equivalent, as of any time such assessment is made, of the Fair Market Value of one share of Stock.

       (xx) "PERFORMANCE SHARE AWARD" means an Award under Section 9.

      (xxi) "PLAN" means this FirstMiss Gold Inc. 1996 Long Term Equity Incentive Plan, as amended from time to time.

      (xxii) "RESTRICTED STOCK" means an Award of Stock subject to restrictions, as more fully described in Section 7.

     (xxiii) "RULE 16B-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.

     (xxiv) "STOCK" means the Common Stock, $.01 par value, of the Company, and any successor security.

      (xxv) "STOCK APPRECIATION RIGHT" means an Award granted under Section 6.

     (xxvi) "STOCK PURCHASE RIGHT" means an Award granted under Section 8.

     (xxvii) "SUBSIDIARY" has the meaning set forth in Section 424 of the Code.

     (xxviii) "TERMINATION" means, for purposes of the Plan, with respect to a participant, that the participant has ceased to be, for any reason, an employee of, or a consultant to, the Company, a Subsidiary or an Affiliate.

SECTION 2.  ADMINISTRATION.

    (a) COMMITTEE. The Plan shall be administered by a committee of the Board (the "Committee"), composed of not less than two directors of the Company appointed by and holding office at the pleasure of the Board, each of whom is both a disinterested person as defined in Rule 16b-3 ("Disinterested Person") (unless the Committee determines that Rule 16b-3 is not applicable to the Plan) and an "outside director" for purposes of Section 162(m) of the Code ("Outside Director"). Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board. The Committee may act only by a majority of its members, except that the Committee (i) may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee and (ii) so long as not otherwise required for the Plan to comply with Rule 16b-3 (unless the Committee determines that Rule 16b-3 is not applicable to the Plan), may delegate to one or more officers or directors of the Company authority to grant Awards to persons who are not subject to Section 16 of the Exchange Act with respect to Stock. The Board shall have no right to exercise any of the rights or duties of the Committee under the Plan unless (i) each member of the Board is both a Disinterested Person and an Outside Director or (ii) such right is with respect to matters which, under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are not required to be determined in the sole discretion of the Committee.

    (b) AUTHORITY. The Committee shall grant Awards to eligible employees and consultants. In particular and without limitation, the Committee, subject to the terms of the Plan, shall:

        (i) select the officers, other employees and consultants to whom Awards may be granted;

        (ii) determine whether and to what extent Awards are to be granted under the Plan;

       (iii) subject to the Award Limit, determine the number of shares to be covered by each Award granted under the Plan;

       (iv) determine the terms and conditions of any Award granted consistent with this Plan and any related loans to be made by the Company, based upon factors determined by the Committee; PROVIDED, HOWEVER, that the terms and conditions of any Awards intended to qualify as performance-based compensation as described in Section 162(m) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code; and

        (v) determine to what extent and under what circumstances any Award payments may be deferred by a participant.

    (c) COMMITTEE DETERMINATIONS BINDING. The Committee may adopt, alter and repeal administrative rules, guidelines and practices governing the Plan as it from time to time shall deem advisable, interpret the terms and provisions of the Plan, any Award and any Award Agreement, and otherwise supervise the administration of the Plan. Any determination made by the Committee pursuant to the provisions of the Plan with respect to any Award shall be made in its sole discretion at the time of the grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time. All decisions made by the Committee under the Plan shall be binding on all persons, including the Company and Plan participants.

SECTION 3.  SHARES SUBJECT TO PLAN.

    (a) NUMBER OF SHARES. The total number of shares of Stock reserved and available for issuance pursuant to Awards under the Plan shall be 900,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or shares reacquired in private transactions or open market purchases, but all shares issued under the Plan regardless of source shall be counted against the 900,000 share limitation. If any Option terminates or expires without being exercised in full or if any shares of Stock subject to an Award are forfeited, or if an Award otherwise terminates without a payment being made to the participant in the form of Stock, the shares issuable under such Option or Award shall again be available for issuance in connection with Awards. If any shares of Stock subject to an Award are repurchased by the Company, the shares issuable under such Award shall again be available for issuance in connection with Awards other than Options and Stock Appreciation Rights. To the extent an Award is paid in cash, the number of shares of Stock representing, at Fair Market Value on the date of the payment, the value of the cash payment shall not be available for later grant under the Plan.

    (b) COMPLIANCE WITH THE AWARD LIMIT AND SECTION 162(M) OF THE CODE. The maximum number of shares which may be subject to options, rights or other awards granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the

Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit. Furthermore, to the extent required by Section 162(m) of the Code, if, after grant of a Stock Appreciation Right, the base amount on which stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Stock, the transaction is treated as a cancellation of the Stock Appreciation Right and a grant of a new Stock Appreciation Right and both the Stock Appreciation Right deemed to be canceled and the Stock Appreciation Right deemed to be granted are counted against the Award Limit.

    (c) ADJUSTMENTS. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, spin-off, sale of substantial assets, or other change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the aggregate number of shares of Stock reserved for issuance under the Plan, in the Award Limit, in the number and exercise price of shares subject to outstanding Options, in the number and purchase price of shares subject to outstanding Stock Purchase Rights and in the number of shares subject to other outstanding Awards, as may be determined to be appropriate by the Committee, in its sole discretion; PROVIDED, that the number of shares subject to any Award shall always be rounded down to the nearest whole number. Such adjusted exercise price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Option. With respect to Options and Stock Appreciation Rights intended to qualify as performance-based compensation under Section 162(m), no adjustments shall be authorized pursuant to this Section 3(c) or any other provision of the Plan to the extent that such adjustment would cause the Plan to violate Section 422(b) of the Code or would cause such option or stock appreciation right to fail to so qualify under Section 162(m), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would violate
Section 16 of the Exchange Act or Rule 16b-3.

SECTION 4.  ELIGIBILITY.

    Subject to the Award Limit, awards may be granted to officers and other employees of, and consultants to, the Company and its Affiliates (excluding any person who serves only as a director).

SECTION 5.  STOCK OPTION.

    (a) TYPES. Any Option granted under the Plan shall be in such form as the Committee may from time to time approve. The Committee shall have the authority to grant to any participant Incentive Stock Options, Non-Qualified Stock Options or any type of Option (in each case with or without Stock Appreciation Rights). Incentive Stock Options may be granted only to employees of the Company, its parent (within the meaning of Section 424 of the Code) or Subsidiaries. Any portion of an Option that does not qualify as an Incentive Stock Option shall constitute a Non-Qualified Stock Option.

    (b) TERMS AND CONDITIONS. Options granted under the Plan shall be subject to the following terms and conditions:

        (i) APPLICABLE AWARD AGREEMENTS. Award Agreements evidencing Options intended to qualify as performance-based compensation as described in
    Section 162(m) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of
    Section 422 of the Code. The grant shall automatically terminate without any action by the Company in the event that an Award Agreement is not executed by the participant within 30 days after delivery of the Option to the participant.

        (ii) OPTION TERM. The term of each Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than 10 years after the date the Option is granted and no Non-Qualified Stock Option shall be exercisable more than 11 years after the date the Option is granted. If, at the time the Company grants an Incentive Stock Option the optionee owns directly or by, attribution stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any Affiliate of the Company, the Incentive Stock Option shall not be exercisable more than five years after the date of grant.

        (iii) GRANT DATE. The Company may grant Options under the Plan at any time and from time to time before the Plan terminates. The Committee shall specify the date of grant or, if it fails to, the date of grant shall be the date of action taken by the Committee to grant the Option; provided, that no Option may be exercised prior to execution of the applicable Award Agreement. However, if an Option is approved in anticipation of employment, the date of grant shall be the date the intended optionee is first treated as an employee for payroll purposes.

        (iv) EXERCISE PRICE. The exercise price per share of Stock purchasable under a Non-Qualified Stock Option shall be equal to at least 10% (or such other minimum price as may be established by the Internal Revenue Service as a "safe harbor" against constructive receipt of income upon grant of the Option by the recipient of the Option), and not more than 100%, of the Fair Market Value on the date of grant. The exercise price per share of Stock purchasable under an Incentive Stock Option shall be equal to at least the Fair Market Value on the date of grant; PROVIDED, that if at the time the Company grants an Incentive Stock Option, the optionee owns directly or by attribution stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any Affiliate of the Company, the exercise price shall be not less than 110% of the Fair Market Value on the date the Incentive Stock Option is granted.

        (v) EXERCISABILITY. Subject to the other provisions of the Plan, an Option shall be exercisable in its entirety at grant or at such times and in such amounts as are specified in the Award Agreement evidencing the Option. The Committee, in its absolute discretion, at any time may waive any limitations respecting the time at which an Option first becomes exercisable in whole or in part.

        (vi) METHOD OF EXERCISE; PAYMENT. To the extent the right to purchase shares has accrued, Options may be exercised, in whole or in part, from time to time, by written notice from the optionee to the Company stating the number of shares being purchased, accompanied by payment of the exercise price for the shares. The Committee, in its discretion, may elect at the time of Option exercise that any Non-Qualified Stock Option be settled in cash rather than Stock.

        (vii) NO DISQUALIFICATION. Notwithstanding any other provision in the Plan, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under
    Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422 of the Code.

SECTION 6.  STOCK APPRECIATION RIGHTS.

    (a) RELATIONSHIP TO OPTIONS; NO PAYMENT BY PARTICIPANT. A Stock Appreciation Right may be awarded either (i) with respect to Stock subject to an Option held by a participant, or (ii) without reference to an Option. The Committee, in its discretion, may determine whether a Stock Appreciation Right is to qualify as performance-based compensation as described in Section 162(m) of the Code and the Award Agreements evidencing Stock Appreciation Rights intended to so qualify shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. If an Option is an Incentive Stock Option, a Stock Appreciation Right granted with respect to such Option may be granted only at the time of grant of the related Incentive Stock Option, but if the Option is a Non-Qualified Stock Option, the Stock Appreciation Right may be granted either simultaneously with the grant of the related Non-Qualified Stock Option or at any time during the term of such related Non-Qualified Stock Option. No consideration shall be paid by a participant with respect to a Stock Appreciation Right.

    (b) WHEN EXERCISABLE. A Stock Appreciation Right shall be exercisable at such times and in whole or in part, each as determined by the Committee, subject, with respect to participants subject to Section 16(b) of the Exchange Act, to Rule 16b-3. Unless the Committee determines that Rule 16b-3 is not applicable to the Plan, any exercise by the participant of a Stock Appreciation Right for cash shall be made only (i) during the window period specified in Rule 16b-3(e)(3) and any successor rule (the "Window Period") or (ii) pursuant to an irrevocable written election by the participant to receive cash, in whole or in part, upon exercise of his Stock Appreciation Right (subject to the approval of the Committee) made at least 6 months prior to the exercise of the Stock Appreciation Right. If a Stock Appreciation Right is granted with respect to an Option, unless the Award Agreement otherwise provides, the Stock Appreciation Right may be exercised only to the extent to which shares covered by the Option are not at the time of exercise subject to repurchase by the Company.

    (c) EFFECT ON RELATED RIGHT; TERMINATION OF STOCK APPRECIATION RIGHT. If a Stock Appreciation Right granted with respect to an Option is exercised, the Option shall cease to be exercisable and shall be cancelled to the extent of the number of shares with respect to which the Stock Appreciation Right was exercised. Upon the exercise or termination of an Option, related Stock Appreciation Rights shall terminate to the extent of the number of shares as to which the Option was exercised or terminated, except that, unless otherwise determined by the Committee at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Option shall not be reduced until the number of shares covered by exercise or termination of the related Option exceeds the number of shares not covered by the Stock Appreciation Right. A Stock Appreciation Right granted independently from an Option shall terminate and shall be no longer exercisable at the time determined by the Committee at the time of grant, but not later than 10 years from the date of grant. Upon the Termination of the participant, a Stock Appreciation Right granted with respect to an Option shall be exercisable only to the extent to which the Option is then exercisable.

    (d) FORM OF PAYMENT UPON EXERCISE. Despite any attempt by a participant to elect payment in a particular form upon exercise of a Stock Appreciation Right, the Committee, in its discretion, may elect to cause the Company to pay cash, Stock, or a combination of cash and Stock upon exercise of the Stock Appreciation Right.

    (e)    AMOUNT  OF PAYMENT  UPON  EXERCISE.   Upon  the exercise  of  a Stock
Appreciation Right, the participant shall be entitled to receive one of the following payments, as determined by the Committee under Section 6(d):

        (i) STOCK. That number of whole shares of Stock equal to the number computed by dividing (A) an amount (the "Stock Appreciation Right Spread"), rounded to the nearest whole dollar, equal to the product computed by multiplying (x) the excess of (1) if the Stock Appreciation Right may only be exercised during the Window Period, the highest Fair Market Value on any day during the Window Period, and otherwise, the Fair Market Value on the date the Stock Appreciation Right is exercised, over (2) the exercise price per share of Stock of the related Option, or in the case of a Stock Appreciation Right granted without reference to an Option, such other price as the Committee establishes at the time the Stock Appreciation Right is granted, by (y) the number of shares of Stock with respect to which a Stock Appreciation Right is being exercised by (B) (1) if the Stock Appreciation Right may only be exercised during the Window Period, the highest Fair Market Value during the Window Period in which the Stock Appreciation Right was exercised, and (2) otherwise, the Fair Market Value on the date the Stock Appreciation Right is exercised; plus, if the foregoing calculation yields a fractional share, an amount of cash equal to the applicable Fair Market Value multiplied by such fraction (such payment to be the difference of the fractional share); or

        (ii)   CASH.   An amount in  cash equal to  the Stock Appreciation Right
    Spread; or

        (iii)  CASH AND STOCK.   A combination of  cash and Stock, the  combined
    value of which shall equal the Stock Appreciation Right Spread.

SECTION 7.  RESTRICTED STOCK.

    Shares of Restricted Stock shall be subject to the following terms and conditions:

    (a) PRICE. Participants awarded Restricted Stock, within 45 days of receipt of the applicable Award Agreement, which in no event shall be later than 10 days after the Award grant date, shall pay to the Company, if required by applicable law, an amount at least equal to the par value of the Stock subject to the Award. If such payment is not made and received by the Company by such date, the Award of Restricted Stock shall lapse.

    (b) RESTRICTIONS. Subject to the provisions of the Plan and the Award Agreement, during a period set by the Committee, commencing with, and not exceeding 10 years from, the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock. Within these limits, the Committee may in its discretion provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance or such other factors or criteria as the Committee may determine.

    (c) DIVIDENDS. Unless otherwise determined by the Committee, cash dividends with respect to shares of Restricted Stock shall be automatically reinvested in additional Restricted Stock, and dividends payable in Stock shall be paid in the form of Restricted Stock.

    (d) TERMINATION. Except to the extent otherwise provided in the Award Agreement and pursuant to Section 7(b), upon termination of a participant's employment for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant.

SECTION 8.  STOCK PURCHASE RIGHTS.

    (a)   PRICE.   The Committee  may grant  Stock Purchase  Rights which  shall enable the recipients to purchase Stock at a price equal to not less than 50%, and not more than 100%, of its Fair Market Value on the date of grant.

    (b)   EXERCISABILITY.   Stock Purchase  Rights shall  be exercisable  for  a
period determined by the Committee not exceeding 30 days from the date of grant.

SECTION 9.  PERFORMANCE SHARES.

    (a) AWARDS. The Committee shall determine the nature, length (which shall in no event exceed 10 years) and starting date of the performance period (the "Performance Period") for each Performance Share Award. The consideration payable by a participant with respect to a Performance Share Award shall be an amount determined by the Committee in the exercise of the Committee's discretion at the time of the Award; provided, that the amount of consideration may be zero and may in no event exceed 50% of the Fair Market Value at the time of grant. The Committee shall determine the performance objectives to be used in awarding Performance Shares and the extent to which such Performance Shares have been earned. Performance Periods may overlap and participants may participate simultaneously with respect to Performance Share Awards that are subject to different Performance Periods and different performance factors and criteria. At the beginning of each Performance Period, the Committee shall determine for each Performance Share Award subject to such Performance Period the number of shares of Stock (which may constitute Restricted Stock) to be awarded to the participant at the end of the Performance Period if and to the extent that the relevant measures of performance for such Performance Share Award are met. Such number of shares of Stock may be fixed or may vary in accordance with such performance or other criteria as may be determined by the Committee. The Committee may provide that amounts equivalent to interest at such rates as the Committee may determine or amounts equivalent to dividends paid shall be payable with respect to Performance Share Awards. In addition to the provisions set forth in Section 11(j), the Committee, in its discretion, may modify the terms of any Performance Share Award, including the specification and measurement of performance goals.

    (b) TERMINATION OF EMPLOYMENT. Except as otherwise provided in the Award Agreement or determined by the Committee, in the event of Termination, then the participant shall not be entitled to any payment with respect to the Performance Shares subject to the Performance Period.

    (c)  FORM OF PAYMENT.   Payment shall be made in  the form of cash or  whole
shares of Stock, as the Committee, in its discretion, shall determine.

SECTION 10.  CHANGE IN CONTROL

    (a) DEFINITION OF "CHANGE IN CONTROL". For purposes of Section 10(b), a "Change in Control" means the occurrence of either of the following:

        (i) any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary, an Affiliate, or a Company employee benefit plan, including any trustee of such plan acting as trustee), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (or a successor to the Company) representing 20% or more of the combined voting power of the then outstanding securities of the Company or such successor;

        (ii) at any time that the Company has registered shares under the Exchange Act, at least 40% of the directors of the Company constitute persons who were not at the time of their first election to the Board, candidates proposed by a majority of the Board in office prior to the time of such first election; or

        (iii) (A) the dissolution of the Company or liquidation of more than 50% in value of the Company or a sale of assets involving 50% or more in value of the assets of the Company, (B) any merger or reorganization of the Company whether or not another entity is the survivor, (C) a transaction or related set of transactions (including without limitation a merger or tender offer together with a related purchase of shares by the tender offeror in the market) pursuant to which the holders, as a group, of all of the shares of the Company outstanding prior to the transaction hold, as a group, less than 50% of the combined voting power of the Company or any successor company outstanding after the transaction, or (D) any other event which the Board determines, in its discretion, would materially alter the structure of the Company or its ownership.

    (b)   IMPACT OF EVENT.  In the event  of a "Change in Control" as defined in
Section 10(a), the following provisions shall apply:

        (i) any Stock Appreciation Rights and Options outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested; provided, that in the case of the holder of Stock Appreciation Rights who is actually subject to Section 16(b) of the Exchange Act, such Stock Appreciation Rights shall have been outstanding for at least six months at the date such Change in Control is determined to have occurred;

        (ii) the restrictions and limitations applicable to any Restricted Stock and Stock Purchase Rights shall lapse, and such Restricted Stock shall become fully vested;

        (iii) the value (net of any exercise price and required tax withholdings) of all outstanding Options, Stock Appreciation Rights, Restricted Stock, and Stock Purchase Rights, unless otherwise determined by the Committee at or after grant and subject to Rule 16b-3, shall be cashed out on the basis of the "Change in Control Price," as defined in Section 10(c), as of the date such Change in Control is determined to have occurred or such other date as the Board may determine prior to the Change in Control; and

        (iv) any outstanding Performance Share Awards shall be vested and paid in full as if all performance criteria had been met;

provided, however, that the foregoing provisions shall only apply, with respect to the events described Section 10(a)(i) when such "person" acquires, 10(a)(iii)(B), and 10(a)(iii)(D), if and to the extent so specifically determined by the Board in the exercise of the Board's discretion, which determination may be amended or reversed only by the affirmative vote of a majority of the persons who were directors at the time such determination was made.

    (c) CHANGE IN CONTROL PRICE. For purposes of this Section 10, "Change in Control Price" means the highest price per share paid in any transaction reported on any established stock exchange, national market system or other established market for the Stock, or paid or offered in any bona fide transaction related to a potential or actual Change in Control of the Company at any time during the preceding 60-day period as determined by the Board, except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Board decides to cash out such Options.

SECTION 11.  GENERAL PROVISIONS.

    (a) AWARD GRANTS. Any Award may be granted either alone or in addition to other Awards granted under the Plan. Subject to the terms and restrictions set forth elsewhere in the Plan, the Committee shall determine the consideration, if any, payable by the participant for any Award and, in addition to those set forth in the Plan, any other terms and conditions of the Awards. The Committee may condition the grant or payment of any Award upon the attainment of specified performance goals or such other factors or criteria, including vesting based on continued employment or consulting, as the Committee shall determine. Performance objectives may vary from participant to participant and among groups of participants and shall be based upon such Company, Subsidiary, group or division factors or criteria as the Committee may deem appropriate, including, but not limited to, earnings per share or return on equity. The other provisions of Awards also need not be the same with respect to each recipient. Unless specified otherwise in the Plan or by the Committee, the date of grant of an Award shall be the date of action by the Committee to grant the Award. The Committee may also substitute new Options for previously granted Options, including previously granted Options having higher exercise prices.

    (b) TYPES OF SHARES. The Committee, in its discretion, may determine at the time of an Award that in lieu of Stock there shall be issuable under, or applicable to the measurement of, any Award any of (i) Restricted Stock, (ii) shares of any series of common stock of the Company, other than Stock, and shares of any series of common stock of any Subsidiary or Affiliate of the Company ("Common Shares"), or (iii) shares of any series of preferred stock of the Company ("Preferred Shares"); provided, that (A) with respect to shares issuable upon exercise of Incentive Stock Options, Common Shares and Preferred Shares shall be limited to shares of any Subsidiary authorized as of the date the Plan is approved by the Board, and (B) with respect to shares issuable upon exercise of Non-Qualified Stock Options and Stock Appreciation Rights, Common Shares and Preferred Shares shall be limited to shares of any Subsidiary or Affiliate of the Company. In such event the Committee shall determine the number of shares of Stock equivalent to such Restricted Stock, Common Shares or Preferred Shares for the purpose of calculating the shares of Stock issued under the Plan; provided, that a Common Share or a Preferred Share in no event shall be deemed equal to less than one share of Stock.

    (c)  AWARD AGREEMENT.   As soon  as practicable after the  date of an  Award
grant, the Company and the participant shall enter into a written Award Agreement specifying the date of grant, the terms and conditions of the Award.

    (d) CERTIFICATES. All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders, legends and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Stock is then listed and any applicable federal, state or foreign securities law.

    (e) TERMINATION. In the event of Termination for any reason other than death or Disability, Awards held at the date of Termination (and only to the extent then exercisable or payable, as the case may be) may be exercised in whole or in part at any time within three months after the date of Termination, or such lesser period specified in the Award Agreement (but in no event after the expiration date of the Award), but not thereafter. If Termination is due to death or Disability, or a participant dies or becomes disabled within the period that the Award remains exercisable or payable, as the case may be, after Termination, only Awards held at the date of death or Disability (and only to the extent then exercisable or payable, as the case may be) may be exercised in whole or in part by the participant in the case of Disability, by the participant's personal representative or by the person to whom the Award is transferred by will or the laws of descent and distribution, at any time within 18 months after the death or one year after the Disability, as the case may be, of the participant or any lesser period specified in the Award Agreement (but in no event after the expiration of the Award). In the event of Termination by reason of the participant's retirement (as determined in the exercise of the Committee's sole discretion), Awards may be exercised in whole or in part at any time within two years after the date of Termination, or such lesser period specified in the Award Agreement; provided, however, that in no event shall an Award be exercisable after the expiration date of the Award.

    (f) DELIVERY OF PURCHASE PRICE. Participants shall make all or any portion of any payment due to the Company with respect to the consideration payable for, upon exercise of, or for federal, state, local or foreign tax payable in connection with, an Award by delivery of cash; and if and only to the extent authorized by the Committee, all or any portion of such payment may be made by delivery of any property (including, without limitation, a promissory note of the participant or shares of Stock or other securities and, in the case of an option, surrender of shares issuable upon exercise of that option) other than cash, so long as, if applicable, such property constitutes valid consideration for the Stock under applicable law. To the extent participants may make payments due to the Company upon grant or exercise of Awards by the delivery of shares of Stock or other securities, the Committee, in its discretion, may permit participants constructively to deliver for any such payment (A) securities of the Company held by the participant for at least 6 months or (B), subject to the timing requirements of Section 11(z), securities of the Company issuable to the participant upon exercise of the Award. Constructive delivery shall be effected by (i) identification by the participant of shares intended to be delivered constructively, (ii) confirmation by the Company of participant's ownership of such shares (for example, by reference to the Company's stock records, or by some other means of verification), and (iii) if applicable, upon exercise, delivery to the participant of a certificate for that number of shares equal to the number of shares for which the Award is exercised less the number of shares constructively delivered.

    (g) TAX WITHHOLDING. If and to the extent authorized by the Committee in its discretion, a person who has received an Award or payment under an Award may, to pay the amount of tax that the Committee in its discretion determines to be required to be withheld by the Company, make an election to deliver to the Company or have withheld either (i) a promissory note of the participant on the terms set forth in Section 11(f) or (ii) (A) securities of the Company held by the participant for at least 6 months or (B), subject to the timing requirements of Section 11(z), securities of the Company issuable to the participant upon exercise of the Award. Any shares or other securities so withheld or tendered will be valued by the Committee as of the date they are withheld or tendered; provided, that Stock shall be valued at the Fair Market Value on such date. The value of the shares withheld or tendered may not exceed the required federal, state, local and foreign withholding tax obligations as computed by the Company. Unless the Committee permits otherwise, the participant shall pay to the Company in cash, promptly when the amount of such obligations becomes determinable, all applicable federal, state, local and foreign withholding taxes that the Committee in its discretion determines to result from the lapse of restrictions imposed upon an Award or upon exercise of an Award or from a transfer or other disposition of shares acquired upon exercise or payment of an Award or otherwise related to the Award or the shares acquired in connection with an Award.

    (h) NO TRANSFERABILITY. No Award shall be assignable or otherwise transferable by the participant other than by will or by the laws of descent and distribution, and during the life of a participant, an Award shall be exercisable, and any elections with respect to an Award may be made, only by the participant or participant's guardian or legal representative. Unless otherwise approved in writing by the Committee, no shares acquired upon exercise of any Award by any officer of the Company, as defined in Rule 16a-l(f) under the Exchange Act, may be sold, assigned, pledged, encumbered or otherwise transferred until at least 6 months have elapsed from (but excluding) the date that such Award was granted. The Committee may require the participant to give the Company prompt notice of any disposition of shares of Stock, acquired by exercise of an Incentive Stock Option within two years from the date of granting such option or one year after the transfer of such shares to such participant. The Committee may direct that the certificates evidencing shares acquired by exercise of an option refer to such requirement to give prompt notice of disposition.

    (i) RIGHT OF FIRST REFUSAL. At the time of grant, the Committee may provide in connection with any Award that the shares of Stock received as a result of such Award shall be subject to a right of first refusal pursuant to which the participant shall be required to offer to the Company any shares that the participant wishes to sell at the then Fair Market Value of the Stock or at such other price as may be set forth in the applicable Award Agreement, subject to such other terms and conditions as the Committee may specify at the time of grant.

    (j) ADJUSTMENT OF AWARDS; WAIVERS. The Committee may adjust the performance goals and measurements applicable to Awards (i) to take into account changes in law and accounting and tax rules, (ii) to make such adjustments as the Committee deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships, (iii) to make such adjustments as the Committee deems necessary or appropriate to reflect any material changes in business conditions, and (iv) in any other manner determined in the Committee's discretion. In the event of hardship or other special circumstances of a participant and otherwise in its discretion, the Committee may waive in whole or in part any or all restrictions, conditions, vesting, or forfeiture with respect to any Award granted to such participant.

    (k) ELECTION TO DEFER PAYMENT. To the extent, if any, permitted by the Committee, a participant may elect, at such time as the Committee may in its discretion specify, to defer payment of all or a portion of an Award.

    (l) NON-COMPETITION. The Committee may condition the Committee's discretionary-waiver of a forfeiture or vesting acceleration at the time of Termination of a participant holding any unexercised or unearned Award or the waiver of restrictions upon any Award upon a requirement that such participant agree to and actually (i) not engage in any business or activity competitive with any business or activity conducted by the Company and (ii) be available, unless such participant shall have died, for consultations at the request of the Company's management, all on such terms and conditions (including conditions in addition to (i) and (ii)) as the Committee may determine.

    (m) DIVIDENDS. The reinvestment of dividends in additional Stock or Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment (taking into account then outstanding Awards).

    (n) REGULATORY COMPLIANCE. Each Award under the Plan shall be subject to the condition that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Stock, Common Shares or Preferred Shares upon any securities exchange or under any state or federal law,
(ii) the consent or approval of any government or regulatory body or (iii) an agreement or representations by the participant with respect thereto, is necessary or desirable, then such Award shall not be consummated in whole or in part unless such listing, registration, qualification, consent, approval, agreement or representations shall have been effected or obtained free of any conditions not acceptable to the Committee.

    (o) RIGHTS AS STOCKHOLDER. Unless the Plan or the Committee expressly specifies otherwise, a participant shall have no rights as a stockholder with respect to any shares covered by an Award until the participant is entitled, under the terms of the Award, to receive such shares. Subject to Sections 3(c) and 7(c), no adjustment shall be made for dividends or other rights for which the record date is prior to the date the certificates are delivered.

    (p)   BENEFICIARY  DESIGNATION.    The Committee,  in  its  discretion,  may
establish procedures for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid.

    (q)  ADDITIONAL  PLANS.   Nothing contained in  the Plan  shall prevent  the
Company,   a  Subsidiary  or   Affiliate  from  adopting   other  or  additional
compensation arrangements for its employees.

    (r) NO EMPLOYMENT RIGHTS. The adoption of the Plan shall not confer upon any employee any right to continued employment nor shall it interfere in any way with the right of the Company, a Subsidiary or Affiliate to terminate the employment of any employee at any time.

    (s) RULE 16B-3. Notwithstanding any provision of the Plan, the Plan shall always be administered, and Awards shall always be granted and exercised, in such a manner as to conform to the provisions of Rule 16b-3, unless the Committee determines that Rule 16b-3 is not applicable to the Plan.

    (t) LIMITATIONS APPLICABLE TO SECTION 16 PERSONS AND PERFORMANCE-BASED COMPENSATION. Notwithstanding any other provision of this Plan, and any Option, Performance Share Award, Stock Appreciation Right or Stock Purchase Right granted, or Restricted Stock awarded, to any individual who is then subject to
Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. Any such additional limitation shall be set forth in an annex to this Plan, such annex to be incorporated herein by this reference and made part of this Plan. To the extent permitted by applicable law, the Plan, Options, Performance Share Awards, Stock Appreciation Rights, Stock Purchase Rights and Restricted Stock granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option or Stock Appreciation Right intended to qualify as performance-based compensation as described in Section 162(m) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

    (u)   GOVERNING  LAW.   The Plan  and all  Awards shall  be governed  by and
construed in accordance with the laws of the State of Delaware.

    (v) USE OF PROCEEDS. All cash proceeds to the Company under the Plan shall constitute general funds of the Company.

    (w) UNFUNDED STATUS OF PLAN. The Plan shall constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or arrangements to meet the obligations created under the Plan to deliver Stock or make payments; provided, that unless the Committee otherwise determines, the existence of such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan.

    (x) ASSUMPTION BY SUCCESSOR. The obligations of the Company under the Plan and under any outstanding Award may be assumed by any successor corporation, which for purposes of the Plan shall be included within the meaning of "Company."

    (y) PLAN DESIGNATION AND STATUS. Notwithstanding the designation of this document as a plan for ease of reference and to standardize certain provisions applicable to all types of Awards, each type of Award shall be deemed to be a separate "plan" for purposes of Section 16 of the Exchange Act and any applicable state securities laws.

    (z) CERTAIN TIMING REQUIREMENTS. Securities of the Company issuable to the participant upon exercise of an Award may be used to satisfy the exercise price or the tax withholding consequences of such exercise only (i) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date or (ii) pursuant to an irrevocable written election by the participant to use securities of the Company issuable to the participant upon exercise of the Award to pay all or part of the exercise price or the withholding taxes (subject to the approval of the Committee) made at least 6 months prior to the payment of such exercise price or withholding taxes.

SECTION 12.  AMENDMENTS AND TERMINATION.

    The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuance shall be made which would impair the rights of a participant under an outstanding Award without the participant's consent. In addition, to the extent required for the Plan to comply with Rule 16b-3 or, with respect to provisions solely as they relate to Incentive Stock Options, to the extent required for the Plan to comply with Section 422 of the Code, the Board may not amend or alter the Plan without the approval of a majority of the votes cast at a duly held meeting of stockholders at which a quorum of the voting power of the Company is represented in person or by proxy, where such amendment or alteration would:

        (a) except as expressly provided in the Plan, increase the total number of shares reserved for issuance pursuant to Awards under the Plan or modify the Award Limit;

        (b) except as expressly provided in the Plan, change the minimum price terms of Sections 5(b)(iv), 7(a) or 8(a);

        (c)   change  the  class  of   employees  and  consultants  eligible  to
    participate in the Plan;

        (d) extend the maximum Option term under Section 5(b) or the maximum exercise period under Section 8(b); or

        (e) materially increase the benefits accruing to participants under the Plan.

    The Board of Directors may, at any time without stockholder approval, amend the Plan and the terms of any Award outstanding under the Plan, provided that such amendment is designed to maximize federal income tax benefits accorded to Awards or, if the Committee determines that Rule 16b-3 is applicable to the Plan, to comply with Rule 16b-3 and provided further, that with respect to outstanding Awards, the participant consents to such amendment.

SECTION 13.  EFFECTIVE DATE OF PLAN.

    The Plan shall be effective on the date it is adopted by the Board, but all Awards shall be conditioned upon approval of the Plan at a duly held meeting of stockholders by the affirmative vote of the holders of a majority of the voting power of the shares of the Company represented in person or by proxy and entitled to vote at the meeting.

SECTION 14.  TERM OF PLAN.

    No Award shall be granted on or after             ,     , but Awards granted
prior  to              ,     , (including, without limitation, Performance Share
Awards for Performance Periods commencing  prior to               ,      ,)  may
extend beyond that date.

                                                                      APPENDIX B

                              FIRSTMISS GOLD INC.
                             1996 STOCK OPTION PLAN
                             FOR OUTSIDE DIRECTORS

    FIRSTMISS GOLD INC. (the "Company"), hereby adopts this FirstMiss Gold Inc. Stock Option Plan for Outside Directors. The purpose of this stock option plan is to obtain, motivate and retain experienced Outside Directors by offering them an opportunity to become owners of the Common Stock of the Company.

                                   ARTICLE I

                                  DEFINITIONS

    Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

SECTION 1.1 -- BOARD

    "Board" shall mean the Board of Directors of the Company.

SECTION 1.2 -- CODE

    "Code" shall mean the Internal Revenue Code of 1986, as amended.

SECTION 1.3 -- COMMON STOCK

    "Common Stock" shall mean the Company's common stock, $.01 par value.

SECTION 1.4 -- COMPANY

    "Company" shall mean FirstMiss Gold Inc.

SECTION 1.5 -- DIRECTOR FEES

    "Director Fees" shall mean the annual retainer fee and regular meeting fees, including committee or Board chairperson fees, if any, provided to be paid by the Company to an Outside Director.

SECTION 1.6 -- EXCHANGE ACT

    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

SECTION 1.7 -- FAIR MARKET VALUE

    "Fair Market Value" shall mean as of any given date:

        (A) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, the closing sales price for the Common Stock or the closing bid if no sales were reported, as quoted on such system or exchange (or the largest such exchange) for the date the value is to be determined (or if there are no sales for such date, then for the last preceding business day on which there were sales), as reported in the WALL STREET JOURNAL or similar publication.

        (B) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the mean between the high bid and low asked prices for the Common Stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

        (C) In the absence of an established market for the Common Stock, as determined in good faith by the Board, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry and its management, and the values of stock of other corporations in the same or a similar line of business.

SECTION 1.8 -- OPTION

    "Option" shall mean a non-qualified option to purchase Common Stock of the Company, granted under the Plan.

SECTION 1.9 -- OPTIONEE

    "Optionee" shall mean an Outside Director to whom an Option is granted under the Plan.

SECTION 1.10 -- OUTSIDE DIRECTOR

    "Outside Director" shall mean a member of the Board who is not an employee of the Company, a Parent Corporation or a Subsidiary under Section 3401(c) of the Code and who is not legally or contractually prohibited from receiving and holding personally an Option.

SECTION 1.11 -- PARENT CORPORATION

    "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 1.12 -- PLAN

    "Plan" shall mean this 1996 FirstMiss Gold Inc. Stock Option Plan for Outside Directors.

SECTION 1.13 -- RULE 16B-3

    "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

SECTION 1.14 -- SECRETARY

    "Secretary" shall mean the Secretary of the Company.

SECTION 1.15 -- SECURITIES ACT

    "Securities Act" shall mean the Securities Act of 1933, as amended.

SECTION 1.16 -- SUBSIDIARY

    "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. "Subsidiary" shall also mean any partnership or limited liability company in which the Company and/or any Subsidiary owns more than 50% of the capital or profits interests.

                                   ARTICLE II

                             SHARES SUBJECT TO PLAN

SECTION 2.1 -- SHARES SUBJECT TO PLAN

    The shares of stock subject to Options shall be shares of the Common Stock. The aggregate number of such shares which may be issued upon exercise of Options shall not exceed 100,000.

SECTION 2.2 -- UNEXERCISED OPTIONS

    If any Option expires or is canceled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be granted hereunder, subject to the limitations of Section 2.1.

SECTION 2.3 -- CHANGES IN COMPANY'S SHARES

    In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, or the number of shares is increased or decreased by reason of a stock split-up, stock dividend, combination of shares or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company (provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration), the Board acting in good faith shall make appropriate adjustments in the number and kind of shares for the purchase of which Options may be granted, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued on exercise of Options.

                                  ARTICLE III

                              GRANTING OF OPTIONS

SECTION 3.1 -- ELIGIBILITY

    Any Outside Director of the Company shall be eligible to be granted Options.

SECTION 3.2 -- GRANTING OF OPTIONS

3.2.1 -- INITIAL GRANT

    Each person who is an Outside Director at the time the Plan is adopted by the Board shall immediately upon such adoption be granted an Option to purchase the number of shares equal to $22,500 divided by one-third of the closing price of the Common Stock on the date of grant. Any person who is not an Outside Director at such time, but who later becomes an Outside Director, shall be granted on the date of his election or appointment as an Outside Director an Option to purchase the number of shares equal to $22,500 divided by one-third of the closing price of the Common Stock on the date of grant.

3.2.2 -- SUBSEQUENT GRANTS

    Each Outside Director who has received a grant ("Initial Grant") pursuant to
Section 3.2.1 shall be granted on each of the third, sixth and ninth anniversaries of the date of such Initial Grant (so long as he is an Outside Director at the close of business on such anniversary) an Option to purchase the number of shares equal to $22,500 divided by one-third of the closing price of the Common Stock on the date of grant.

3.2.3 -- GRANTS IN LIEU OF CASH COMPENSATION

    Each Outside Director may elect to forego cash payment of all or any mechanically calculable portion of his or her Director Fees for any fiscal year ("Cash Replacement Fees") and receive, on the last day of such fiscal year, an Option to purchase the number of shares equal to the Cash Replacement Fees divided by one-third of the closing price of the Common Stock on the last day of such fiscal year. An election pursuant to this Section 3.2.3 shall be made prior to the date that is six months from the commencement of the fiscal year to which the grant relates. Such election shall be irrevocable for such fiscal year, and such election can only be changed with respect to future fiscal years by written notice at least six months prior to the commencement of the fiscal year in question.

SECTION 3.3 -- NO OPTION GRANT WHERE PROHIBITED

    No person shall be granted an Option under this Plan if at the time of such grant, the grant is prohibited by applicable law or by the policies of the employer of such person or of any other company of which such person is a member of the board of directors or a general partner.

                                   ARTICLE IV

                                TERMS OF OPTIONS

SECTION 4.1 -- OPTION AGREEMENT

    As soon as practicable after an Outside Director becomes entitled to the grant of an Option under Section 3.2 above, the Secretary shall cause to be executed a written Stock Option Agreement, which shall be executed by the Outside Director and an authorized officer of the Company and which shall contain such terms and conditions as approved by the Board consistent with the Plan.

SECTION 4.2 -- OPTION PRICE

    The exercise price  per share  subject to  each Option  granted pursuant  to
Section 3.2 shall be the Fair Market Value on the date such Option is granted.

SECTION 4.3 -- TERM

    The term of each Option shall be five years from date of grant subject to earlier termination in accordance with Sections 4.5 or 4.6.

SECTION 4.4 -- EXERCISE SCHEDULE

    An Option granted under Section 3.2.1 or 3.2.2 shall be exercisable on the following schedule: Beginning on the first anniversary of the date of grant, for up to 33 1/3% of the shares covered by the Option; beginning on the second anniversary of the date of grant, for up to 66 2/3% of such shares; and beginning on the third anniversary of the date of grant, and thereafter until the earlier of expiration of the Option's term or termination of the Option in accordance with Sections 4.5 or 4.6, for up to 100% of such shares. An Option granted under Section 3.2.3 shall be exercisable in full at any time on and after the date of grant until the earlier of expiration of the Option's term or termination of the Option in accordance with Sections 4.5 or 4.6. Notwithstanding the foregoing, an Option held by an Outside Director shall become immediately exercisable in full upon the death or disability of such Outside Director while serving as a director, upon an unsuccessful attempt by such Outside Director to win reelection to the Board after nomination for election at the recommendation of the Board, or upon the adoption by the Company of a plan for all liquidation, dissolution, merger, consolidation or reorganization as described in clause (x), (y) or (z) of Section 4.6.

SECTION 4.5 -- TERMINATION OF MEMBERSHIP ON THE BOARD

    Except in the case of death, disability, or an unsuccessful attempt to win reelection to the Board after nomination for election at the recommendation of the Board, if an Outside Director's membership on the Board terminates for any reason, an Option held at the date of termination (but only to the extent exercisable at the time of such termination in accordance with Section 4.4) may be exercised in whole or in part at any time within one year after the date of such termination (but in no event after the term of the Option expires) and shall thereafter terminate. If an Outside Director's membership terminates because of death, disability, or an unsuccessful attempt to win reelection to the Board after nomination for election at the recommendation of the Board, an Option held at the date of such termination may be exercised for up to 100% of the shares covered by such Options at any time within three years after the date of such termination (but in no event after the term of the Option expires) and shall thereafter terminate.

SECTION 4.6 -- CHANGE OF CONTROL

    In the event of (x) a dissolution or liquidation of the Company, (y) a merger or consolidation in which the Company is not the surviving corporation or
(z) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, the Outside Director shall have the right to exercise such Option as to an equivalent number of shares of stock of any corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, merger, consolidation or reorganization.

SECTION 4.7 -- ADJUSTMENTS IN OUTSTANDING OPTIONS

    In the event that the outstanding shares of Common Stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, or the number of shares is increased or decreased by reason of a stock split-up, stock dividend, combination of shares or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company (provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration), the Board acting in good faith shall make appropriate adjustments in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share. Any such adjustment made by the Board shall be final and binding upon all Optionees, the Company and all other interested persons. This
Section 4.7 shall be subject to Section 4.6.

                                   ARTICLE V

                              EXERCISE OF OPTIONS

SECTION 5.1 -- PERSON ELIGIBLE TO EXERCISE

    During the lifetime of the Optionee, only the Optionee may exercise an Option (or any portion thereof) granted to the Optionee. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by the Optionee's personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

SECTION 5.2 -- PARTIAL EXERCISE

    At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under the Plan or the applicable Stock Option Agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and any partial exercise of the Option shall be with respect to no less than 100 shares (or such lesser remaining number of shares subject to the Option).

SECTION 5.3 -- MANNER OF EXERCISE

    An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement:

5.3.1 -- NOTICE

    Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Board.

5.3.2 -- PAYMENT

    (a) Full payment (in cash or by check) for the shares with respect to which such Option or portion is thereby exercised; or

    (b) With the consent of the Board, shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer to the Company; or

    (c)  With the consent of the Board and subject to the timing requirements of
Section 5.4, shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, with a Fair Market Value on the date of Option exercise equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or

    (d) With the consent of the Board, a full recourse promissory note bearing interest (at least such rate as shall then preclude the imputation of interest under the Code or any successor provision) and payable upon such terms as may be prescribed by the Board. The Board may also prescribe the form of such note and the security to be given for such note. No Option may, however, be exercised by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

    (e) With the consent of the Board, any combination of the consideration provided in the foregoing subsections (a), (b), (c) and (d).

5.3.3 -- TAX WITHHOLDING

    The payment to the Company of all amounts, if any, which it is required to withhold under federal, state or local law in connection with the exercise of the Option; with the consent of the Board, (i) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer or (ii) subject to the timing requirements of Section 5.4, shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, valued at Fair Market Value as of the date of Option exercise, may be used to make all or part of such payment.

5.3.4 -- SECURITIES REPRESENTATIONS

    Such representations and documents as the Board deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Board may also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

5.3.5 -- PROOF OF THIRD PARTY RIGHT TO EXERCISE

    In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

SECTION 5.4 -- CERTAIN TIMING REQUIREMENTS

    Shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option may be used to satisfy the Option price or the tax withholding consequences of such exercise only (i) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date or (ii) pursuant to an irrevocable written election by the Optionee to use shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or the withholding taxes (subject to the approval required under Sections 5.3.2 and 5.3.3) made at least six months prior to the payment of such Option price or withholding taxes.

SECTION 5.5 -- CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

    The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

        (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

        (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Board shall deem necessary or advisable;

        (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Board shall determine to be necessary or advisable;

        (d) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

        (e) The lapse of such reasonable period of time following the exercise of the Option as the Board may establish from time to time for reasons of administrative convenience.

SECTION 5.6 -- RIGHTS AS STOCKHOLDERS

    The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect to any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

SECTION 5.7 -- TRANSFER RESTRICTIONS

    Unless otherwise approved in writing by the Board, no shares acquired upon exercise of any Option by any Outside Director may be sold, assigned, pledged, encumbered or otherwise transferred until at least six months have elapsed from (but excluding) the date that such Option was granted.

                                   ARTICLE VI

                                 ADMINISTRATION

SECTION 6.1 -- DUTIES AND POWERS OF THE BOARD

    It shall be the duty of the Board to conduct the general administration of the Plan in accordance with its provisions. The Board shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules.

SECTION 6.2 -- COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS

    All expenses and liabilities incurred by the Board in connection with the administration of the Plan shall be borne by the Company. The Board may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Board, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. The Board shall not be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and the Board shall be fully protected by the Company in respect to any such action, determination or interpretation.

                                  ARTICLE VII

                                OTHER PROVISIONS

SECTION 7.1 -- OPTIONS NOT TRANSFERABLE

    No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution.

SECTION 7.2 -- AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

    The Plan may be wholly or partially amended or otherwise modified (generally not more frequently than once every six months), suspended or terminated at any time or from time to time by the Board. However, without approval of the Company's stockholders given within twelve months before or after the action by the Board, no action of the Board may: (i) except as provided in Section 2.3, increase any limit imposed in Section 2.1 on the maximum number of shares which may be issued upon exercise of Options; (ii) materially modify the eligibility requirements of Section 3.1; (iii) reduce the minimum Option price requirements of Section 4.2; (iv) extend the limit imposed in this Section 7.2 on the period during which Options may be granted; or (v) amend or modify the Plan in a manner requiring stockholder approval under Rule 16b-3. Notwithstanding anything to the contrary contained herein, the Board, with respect to the Plan or any Option, shall not (y) amend or modify any provision concerning the amount, price and timing of any Option (including, without limitation, the provisions of Sections
3.2 and 4.2 of the Plan) more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, or (z) otherwise amend or modify the Plan or any Option in any manner inconsistent with the requirements of Rule 16b-3(c)(2)(ii). Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the expiration of ten years from the date the Plan is adopted by the Board.

SECTION 7.3 -- EFFECTIVE DATE OF PLAN

    The Plan shall be effective on the date it is adopted by the Board, but all Options shall be conditioned upon approval of the Plan at a duly held meeting of stockholders by the affirmative vote of the holders of a majority of the voting power of the shares of the Company represented in person or by proxy and entitled to vote at the meeting.

SECTION 7.4 -- EFFECT OF PLAN UPON OTHER OPTION AND COMPENSATION PLANS

    The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary (a) to establish any other forms of incentives or compensation for directors of the Company or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

SECTION 7.5 -- NO RIGHT TO CONTINUED MEMBERSHIP ON THE BOARD

    Nothing in this Plan or in any Stock Option Agreement shall confer upon any Outside Director any right to continue as a director of the Company or shall interfere with or restrict in any way the rights of the Company and its stockholders, which are hereby expressly reserved, to remove any Outside Director at any time for any reason whatsoever, with or without cause.

SECTION 7.6 -- TITLES

    Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

SECTION 7.7 -- CONFORMITY TO SECURITIES LAWS

    The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Without limiting the generality of the foregoing, this Plan is intended to comply with the formula award plan provisions set forth in Rule 16b-3(c)(2)(ii). Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

                                                                      APPENDIX C

                          AGREEMENT AND PLAN OF MERGER

    This  AGREEMENT AND PLAN OF  MERGER (the "Merger Agreement"),  is made as of
            , 1996, by  and between  FirstMiss Gold Inc.,  a Nevada  corporation
(the "Company"), and Getchell Gold Corporation, a Delaware corporation ("Getchell Gold Corporation," and together with the Company, the "Constituent Corporations").

    This Merger Agreement has been approved, adopted, certified, executed and acknowledged by each of the Constituent Corporations in accordance with Section 252 of the General Corporation Law of the State of Delaware.

    The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, par value $0.01 ("Company Common Stock"), and 10,000,000 shares of Preferred Stock, $0.01 per value, and the authorized capital stock of Getchell Gold Corporation consists of 50,000,000 shares of Common Stock, $0.0001 par value (the "Getchell Gold Corporation Common Stock"), and 10,000,000 shares of Preferred Stock, $0.0001 par value. The directors of the Constituent Corporations deem it advisable and to the advantage of said corporations that the Company merge into Getchell Gold Corporation upon the terms and conditions provided herein.

    NOW, THEREFORE, the parties hereby adopt the plan of reorganization encompassed by this Merger Agreement and hereby agree that the Company shall merge into Getchell Gold Corporation on the following terms, conditions and other provisions:

                            1.  TERMS AND CONDITIONS

    1.1 MERGER. The Company shall be merged with and into Getchell Gold Corporation, which shall be the surviving corporation effective at the earlier of the date when this Merger Agreement is filed as part of the required Articles of Merger with the Secretary of State of the State of Nevada or the date when a Certificate of Ownership and Merger is filed with the Secretary of State of the State of Delaware (the "Effective Date").

    1.2 SUCCESSION. On the Effective Date, Getchell Gold Corporation shall succeed to all of the rights, privileges, powers, immunities and franchises and all the property, real, personal and mixed of the Company, without the necessity for any separate transfer. Getchell Gold Corporation shall thereafter be responsible and liable for all liabilities and obligations of the Company, and neither the rights of creditors nor any liens on the property of the Company shall be impaired by the merger.

    1.3 COMMON STOCK OF THE COMPANY AND GETCHELL GOLD CORPORATION. Upon the Effective Date, by virtue of the merger and without any further action on the part of the Constituent Corporations or their stockholders, (i) each share of Company Common Stock issued and outstanding immediately prior to the Effective Date shall be changed and converted into and become one fully paid and nonassessable share of Getchell Gold Corporation Common Stock; and (ii) each share of Getchell Gold Corporation Common Stock issued and outstanding immediately prior to the Effective Date shall be cancelled and returned to the status of authorized but unissued shares, without the payment of any consideration therefor.

    1.4 STOCK CERTIFICATES. On and after the Effective Date, all of the outstanding certificates that prior to that time represented shares of Company Common Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of Getchell Gold Corporation into which the shares of the Company represented by such certificates have been converted as provided herein and shall be so registered on the books and records of Getchell Gold Corporation or its transfer agents. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to Getchell Gold Corporation or its transfer agents, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Getchell Gold Corporation evidenced by such outstanding certificate as provided above.

    1.5 OPTIONS. On the Effective Date, Getchell Gold Corporation will assume and continue the stock option plan of the Company and any successor plan or plans, and the outstanding and unexercised portions of all options to buy Company Common Stock shall become options for the same number of shares of Getchell Gold Corporation Common Stock with no other changes in the terms and conditions of such options, including exercise prices, and effective upon the Effective Date, Getchell Gold Corporation hereby assumes the outstanding and unexercised portions of such options and the obligations of the Company with respect thereto.

    1.6 ACTS, PLANS, POLICIES, AGREEMENTS, ETC. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of the Company, its stockholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Date, shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of Getchell Gold Corporation and shall be as effective and binding thereon as the same were with respect to the Company.

                 2.  CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

    2.1 CERTIFICATE OF INCORPORATION AND BYLAWS. The Certificate of Incorporation and Bylaws of Getchell Gold Corporation as in effect immediately prior to the Effective Date shall remain the Certificate of Incorporation and Bylaws of Getchell Gold Corporation after the Effective Date.

    2.2 DIRECTORS AND OFFICERS. On the Effective Date, the Board of Directors of Getchell Gold Corporation will consist of the members of the Board of Directors of the Company immediately prior to the Merger. The directors will continue to hold office as directors of Getchell Gold Corporation for the same term for which they would otherwise serve as directors of the Company. The individuals serving as executive officers of the Company immediately prior to the Merger will serve as executive officers of Getchell Gold Corporation upon the effectiveness of the Merger.

                               3.  MISCELLANEOUS

    3.1 FURTHER ASSURANCES. From time to time, and when required by Getchell Gold Corporation or by its successors and assigns, there shall be executed and delivered on behalf of the Company such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate and necessary in order to vest or perfect, or to conform of record or otherwise, in Getchell Gold Corporation the title to and possession of all the property, intents, assets, rights, privileges, immunities, powers, franchises and authority of the Company and otherwise to carry out the purposes of this Merger Agreement, and the directors and officers of the Company are fully authorized in the name and on behalf of the Company or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

    3.2 AMENDMENT. At any time before or after approval by the stockholders of the Company, this Merger Agreement may be amended in any manner (except that any of the principal terms may not be amended without the approval of the stockholders of the Company) as may be determined in the judgment determined in the judgment of the respective Boards of Directors of the Company and Getchell Gold Corporation to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Merger Agreement.

    3.3   ABANDONMENT.   At any  time  before the  Effective Date,  this  Merger
Agreement may be terminated and the merger may be abandoned by the Board of Directors of the Company, notwithstanding the approval of this Merger Agreement by the stockholders of the Company, or the consummation of the merger may be deferred for a reasonable period if, in the opinion of the Board of Directors of the Company, such action would be in the best interests of the Constituent Corporations.

    3.4    GOVERNING  LAW.   This  Merger  Agreement shall  be  governed  by and
construed in accordance with the laws of the State of Delaware.

                                                                      APPENDIX D

                          CERTIFICATE OF INCORPORATION

                                       OF

                           GETCHELL GOLD CORPORATION

                                   ARTICLE I

                                      NAME

    The name of the Corporation is Getchell Gold Corporation.

                                   ARTICLE II

                    REGISTERED OFFICE AND AGENT FOR SERVICE

    The address of the Corporation's registered office in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

                                  ARTICLE III

                               CORPORATE PURPOSES

    The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE IV

                                 CAPITAL STOCK

    (1)  SHARES, CLASSES AND SERIES AUTHORIZED.

    The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 60,000,000 shares. Stockholders shall not have any preemptive rights, nor shall stockholders have the right to cumulative voting in the election of directors or for any other purpose. The classes and the aggregate number of shares of stock of each class which the Corporation shall have authority to issue are as follows:

    A.  50,000,000 shares of Common Stock, $0.0001 par value ("Common Stock").

    B. 10,000,000 shares of Preferred Stock, $0.0001 par value ("Preferred Stock").

    (2)  POWERS AND RIGHTS OF THE PREFERRED STOCK.

    The Preferred Stock may be issued from time to time in one or more series, with such distinctive serial designations as may be stated or expressed in the resolution or resolutions providing for the issue of such stock adopted from time to time by the Board of Directors; and in such resolution or resolutions providing for the issuance of shares of each particular series, the Board of Directors is also expressly authorized to fix: the right to vote, if any; the consideration for which the shares of such series are to be issued; the number of shares constituting such series, which number may be increased (except as otherwise fixed by the Board of Directors) or decreased (but not below the number of shares thereof then outstanding) from time to time by action of the Board of Directors; the rate of dividends upon which and the times at which dividends on shares of such series shall be payable and the preference, if any, which such dividends shall have relative to dividends on shares of any other class or classes or any other series of stock of the Corporation; whether such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which dividends on shares of such series shall be cumulative; the rights, if any, which the holders of shares of such series shall have in the event of any voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding up of the affairs of the Corporation; the rights, if any, which the holders of shares of such series shall have to convert such shares into or exchange such shares for shares of any other class or classes or any other series of stock of the Corporation or for any debt securities of the Corporation and the terms and conditions, including price and rate of exchange, of such conversion or exchange; whether shares of such series shall be subject to redemption, and the redemption price or prices and other terms of redemption, if any, for shares of such series including, without limitation, a redemption price or prices payable in shares of Common Stock; the terms and amounts of any sinking fund for the purchase or redemption of shares of such series; and any and all other designations, preferences, and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof pertaining to shares of such series' permitted by law.

    (3)  ISSUANCE OF THE COMMON STOCK AND THE PREFERRED STOCK.

    The Board of Directors of the Corporation may from time to time authorize by resolution the issuance of any or all shares of the Common Stock and the Preferred Stock herein authorized in accordance with the terms and conditions set forth in this Certificate of Incorporation for such purposes, in such amounts, to such persons, corporations or entities, for such consideration, and in the case of the Preferred Stock, in one or more series, all as the Board of Directors in its discretion may determine and without any vote or other action by the stockholders, except as otherwise required by law.

                                   ARTICLE V

                               BOARD OF DIRECTORS

    The governing board of the Corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the Bylaws of the Corporation, provided that the number of directors may not be less than one nor more than fifteen. The number of directors shall initially be eight.

    The names and addresses of the first board of directors are as follows:

NAME                               ADDRESS
- ---------------------------------  -----------------------------------------------------------
Walter Drexel                      11609 Pine Creek Court
                                   Aledo, Texas 76008

Robert Horton                      654 W. Riverview Circle
                                   Reno, Nevada 89509

Pete Ingersoll                     42 Promontory Lane
                                   Telluride, Colorado 81435

R. Michael Summerford              700 North Street
                                   Jackson, Mississippi 39202

G. W. Thompson                     5460 S. Quebec Street, Ste. 240
                                   Englewood, Colorado 80111

J. Kelley Williams                 700 North Street
                                   Jackson, Mississippi 39202

Robert Zerga                       P.O. Box 281327
                                   Lamoille, Nevada 89828

                                   ARTICLE VI

                          CAPITAL STOCK NON-ASSESSABLE

    The capital stock, after the amount of the subscription price, or par value, has been paid in shall not be subject to assessment to pay the debts of the Corporation.

                                  ARTICLE VII

                        NAME AND ADDRESS OF INCORPORATOR

    The name and address of the incorporator signing this Certificate of Incorporation is Donald S. Robson, FirstMiss Gold Inc., 5460 S. Quebec Street, Suite 240, Englewood, Colorado 80111.

                                  ARTICLE VIII

                               TERM OF EXISTENCE

    The Corporation is to have perpetual existence.

                                   ARTICLE IX

                          POWERS OF BOARD OF DIRECTORS

    (1) POWER OF THE BOARD OF DIRECTORS. The property and business of the Corporation shall be controlled and managed by or under the direction of its Board of Directors. In furtherance, and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized:

        (a) To make, alter, amend or repeal the Bylaws of the Corporation; PROVIDED, THAT no Bylaws hereafter adopted shall invalidate any prior act of the Directors that would have been valid if such Bylaws had not been adopted;

        (b) To determine the rights, powers, duties, rules and procedures that affect the power of the Board of Directors to manage and direct the property, business and affairs of the Corporation, including the power to designate and empower committees of the Board of Directors, to elect, appoint and empower the officers and other agents of the Corporation, and to determine the time and place of, and the notice requirements for Board meetings, as well as the manner of taking Board action; and

        (c) To exercise all such powers and do all such acts as may be exercised by the Corporation, subject to the provisions of the laws of the State of Delaware, this Certificate of Incorporation, and the Bylaws of the Corporation.

                                   ARTICLE X

                        CERTIFICATE SUBJECT TO AMENDMENT

    The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute or by the Certificate of Incorporation, and except as otherwise provided by this Certificate of Incorporation, all rights conferred upon stockholders herein are granted subject to this reservation.

                                   ARTICLE XI

                                INDEMNIFICATION

    (1) ACTION NOT BY OR ON BEHALF OF CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed
action,   suit  or  proceeding,  whether   civil,  criminal,  administrative  or
investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), fees, judgments, fines, and amounts paid in settlement, actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in, good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

    (2) ACTION BY OR ON BEHALF OF CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust, or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that indemnification may not be made for any claim, issue or matter as to which a such a person shall have been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for amounts paid in settlement to the Corporation unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that, in view of all of the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

    (3) SUCCESSFUL DEFENSE. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1 or 2 of this
Article XI, or in defense of any claim, issue or matter therein, he must be indemnified by the Corporation against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense.

    (4) DETERMINATION OF RIGHT TO INDEMNIFICATION IN CERTAIN CIRCUMSTANCES. Any indemnification under Section 1 or 2 of this Article XI, unless ordered by a court or advanced pursuant to this Article XI, must be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officers employee or agent is proper in the circumstances. The determination must be made by the Stockholders, the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding, or if a majority vote of a quorum of directors who were not parties to the act, suit or proceeding so orders, by independent legal counsel in a written opinion, or if a quorum consisting of directors who were not parties to the act, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

    (5) ADVANCE PAYMENT OF EXPENSES. Expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation as authorized in this Article. The provisions of this subsection (5) of this Article XI shall not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

    (6)  NOT EXCLUSIVE.

        (a) The indemnification and advancement of expenses authorized in or ordered by a court pursuant to any other section of this Article XI or any provision of law:

           (i) does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation or any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to subsection 2 of this Article XI or for the advancement of expenses made pursuant to this Article XI may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

           (ii) continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

        (b) Without limiting the foregoing, the Corporation is authorized to enter into an agreement with any director, officer, employee or agent of the Corporation providing indemnification for such person against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement that result from any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, including any action by or in the right of the Corporation, that arises by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to the full extent allowed by law, except that no such agreement shall provide for indemnification for any actions that constitute fraud, actual dishonesty or willful misconduct.

    (7) INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article XI.

    (8) CERTAIN DEFINITIONS. For the purposes of this Article XI, (a) any director, officer, employee or agent of the Corporation who shall serve as a director, officer, employee or agent of any other corporation, joint venture, trust or other enterprise of which the Corporation, directly or indirectly, is or was a stockholder or creditor, or in which the Corporation is or was in any way interested, or (b) any director, officer, employee or agent of any subsidiary corporation, joint venture, trust or other enterprise wholly owned by the Corporation, shall be deemed to be serving as such director, officer, employee or agent at the request of the Corporation, unless the Board of Directors of the Corporation shall determine otherwise. In all other instances where any person shall serve as a director, officer, employee or agent of another corporation, joint venture, trust or other enterprise of which the Corporation is or was a stockholder or creditor, or in which it is or was otherwise interested, if it is not otherwise established that such person is or was serving as such director, officer, employee or agent at the request of the Corporation, the Board of Directors of the Corporation may determine whether such service is or was at the request of the Corporation, and it shall not be necessary to show any actual or prior request for such service. For purposes of this Article XI, references to a corporation include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a director, officer, employee or agent of such a constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article XI with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity. For purposes of this Article XI, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article XI.

                                  ARTICLE XII

                      LIMITATION ON PERSONAL LIABILITY FOR
                                   DIRECTORS

    A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of a fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended hereafter to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

    Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                                  ARTICLE XIII

                               SUPERMAJORITY VOTE

    (1) Except as set forth in Section (2) of this Article XIII, the affirmative vote of the holders of shares representing at least eighty percent of all classes of stock of the Corporation entitled to vote in the election of directors, considered for the purposes of this Article XIII as one class, shall be required to effect:

        (a) any merger or consolidation of the Corporation or any of its subsidiaries with or into any other corporation, or

        (b) any sale, lease, exchange or other disposition of all or substantially all of the property and assets of the Corporation or any of its subsidiaries to or with any other corporation, person or other entity, or

        (c) any sale, lease, exchange or other disposition to the Corporation or any of its subsidiaries of any assets, cash, securities or other property of any other corporation, person or other entity in exchange for securities of the Corporation or any of its subsidiaries.

    Such affirmative vote, as provided in this Article XIII, shall be in lieu of any lesser vote of the holders of the stock of the Corporation otherwise provided by law or any agreement or contract to which the Corporation is a party, and shall be in addition to any class vote to which any class of stock of the Corporation may be entitled.

    (2) The provisions of this Article XIII shall not apply to any transaction described in clauses (a), (b) or (c) of Section 1 of this Article XIII if:

        (a) the Board of Directors of the Corporation shall have approved (by resolution adopted by two-thirds vote of all directors), such transaction, or

        (b) a majority of the outstanding shares of stock of such other corporation is owned of record or beneficially, directly or indirectly, by the Corporation or its subsidiaries.

    (3) For the purpose of this Article XIII, the term "substantially all of the property and assets of the Corporation or any of its subsidiaries" shall mean those properties and assets involved in any single transaction or series of related transactions having an aggregate fair market value of more than a majority of the total consolidated assets of the Corporation and its subsidiaries as reflected on the most recent consolidated balance sheet of the Corporation; and the term "subsidiary" shall mean any corporation more than fifty percent of the voting securities of which are owned directly or indirectly by the Corporation.

                                  ARTICLE XIV

                        AMENDMENT OF SUPERMAJORITY VOTE

    Notwithstanding any other provision of this Certificate or the Corporation's Bylaws to the contrary, (i) no amendment to the Certificate of Incorporation of the Corporation shall amend, repeal or adopt any provision inconsistent with any of the provisions of this Article XIV or Article XIII, or the provision denying cumulative voting contained in Article IV, Section 1, or Article V of this Certificate of Incorporation, and (ii) no Amendment to the Bylaws of the Corporation shall amend, repeal or adopt any provision inconsistent with Article II, Section 2, Article II, Section 3, Article III, Section 2, Article III,
Section 3, Article III, Section 4, Article V, Section 8 or Article II, Section 9 (when and if such Section is effective) of the Bylaws, unless in any such case the amendment effecting such amendment, repeal or adoption of inconsistent provisions shall receive the affirmative Vote of at least eighty percent of all the classes of stock of the Corporation entitled to vote in the election of directors, considered for the purposes of this Article XIV as one class.

                                   ARTICLE XV

                      CLASSIFICATION OF BOARD OF DIRECTORS

    The Board of Directors shall be divided into three classes to be designated as follows: Class 1, Class 2 and Class 3, each of which shall be as nearly equal in number as possible. Each Director shall serve for a term ending on the date of the third annual meeting of stockholders following the meeting at which such Director was elected; provided, however, that each initial Director in Class 1 shall hold office until the annual meeting of stockholders in 1997; each initial Director in Class 2 shall hold office until the annual meeting of stockholders in 1998; and each initial Director in Class 3 shall hold office until the annual meeting of stockholders held in 1999.

    In  the  event of  any  increase or  decrease  in the  authorized  number of
Directors: (a) each Director then serving as such shall nevertheless continue as a Director of the class of which he is a member until the expiration of his current term, or his earlier resignation, removal from office or death, and (b) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board of Directors (which is in existence immediately prior to such an increase or decrease) among the three classes of Directors so as to maintain such classes as nearly equal as possible.
Notwithstanding the foregoing, each Director shall hold office until his successor is elected and qualified.

                                                                      APPENDIX E

                                   BYLAWS OF

                           GETCHELL GOLD CORPORATION

                                   ARTICLE I

                                    OFFICES

    Section 1. REGISTERED OFFICE. The registered office of the Corporation shall be at 1013 Centre Road, in the City of Wilmington, County of New Castle. The name of its resident agent at such address is The Prentice-Hall Corporation System, Inc.

    Section 2. OTHER OFFICES. Other offices may be established by the Board of Directors at any place or places, within or without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

    Section 1. PLACE OF MEETINGS. Meetings of stockholders shall be held either at the principal executive office or any other place within or without the State of Delaware which may be designated either by the Board of Directors pursuant to authority hereinafter granted to said Board given either before or after the meeting and filed with the Secretary of the Corporation; provided, however, that if no place is designated or so fixed, stockholder meetings shall be held at the principal executive office of the Corporation.

    Section 2. ANNUAL MEETINGS. The annual meetings of the stockholders shall be held each year on a date and a time designated by the Board of Directors. At the annual meeting of stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be specified in the Notice of Meeting given by or at the direction of the Board of Directors, otherwise properly brought before the meeting by or at the direction of the Board of Directors or otherwise properly brought before the meeting by a stockholder. For business to be properly brought before the annual meeting by a stockholder, including the nomination of a director, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not more than five business days after the giving of notice of the date and place of the meeting to the stockholders. A stockholder's notice to the Secretary shall inform as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and numbers of shares of the Corporation which are beneficially owned by the stockholder and (iv) any material interest of the stockholder in such business. Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section. The chairman of the annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section, and if he should so determine, he shall so declare to the meeting and any such business not properly before the meeting shall not be transacted.

    Section 3. SPECIAL MEETINGS. Special meetings of the stockholders, for any purpose or purposes whatsoever, may be called at any time by the Chairman of the Board, the President or by a majority of the Board of Directors, or by such other person as the Board of Directors may designate.

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For  business to be properly brought before  a special meeting by a stockholder, including the nomination of a director, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not more than five business days after the giving of notice of the date and place of the meeting to the stockholders. A stockholder's notice to the Secretary shall inform as to each matter the stockholder proposes to bring before a special meeting (i) a brief description of the business desired to be brought before the special meeting and the reasons for conducting such business at the special meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder and (iv) any material interest of the stockholder in such business.

    Section 4. NOTICE OF STOCKHOLDERS' MEETINGS. Written notice of each annual or special meeting signed by the President or a Vice President, or the Secretary, or an Assistant Secretary, or by such other person or persons as the Directors shall designate, shall be delivered personally to, or shall be mailed postage prepaid, to each stockholder of record entitled to vote at such meeting. If mailed, the notice shall be directed to the stockholder at his address as it appears upon the records of the Corporation, and service of such notice by mail shall be complete upon such mailing, and the time of the notice shall begin to run from the date it is deposited in the mail for transmission to such stockholder. Personal delivery of any such notice to any officer of a corporation or association, or to any member of a partnership, shall constitute delivery of such notice to such corporation, association or partnership. All such notices shall be delivered or sent to each stockholder entitled thereto not less than ten nor more than sixty days before each annual or special meeting, and shall specify the purpose or purposes for which the meeting is called, the place, the day and the hour of such meeting.

    Any stockholder may waive notice of any meeting by a writing signed by him, or his duly authorized attorney, either before or after the meeting.

    Section 5. VOTING. At all meetings of stockholders, every stockholder entitled to vote shall have the right to vote in person or by written proxy the number of shares standing in his own name on the stock records of the Corporation. There shall be no cumulative voting. Such vote may be viva voce or ballot; provided, however, that all elections for Directors must be by ballot upon demand made by a stockholder at any election and before the voting begins.

    Section 6. QUORUM. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting shall constitute a quorum for the transaction of business. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

    Section 7. RATIFICATION AND APPROVAL OF ACTIONS AT MEETINGS. Whenever the stockholders entitled to vote at any meeting consent, either by: (a) A writing on the records of the meeting or filed with the Secretary; (b) Presence at such meeting and oral consent entered on the minutes; or (c) Taking part in the deliberations at such meeting without objection; the doings of such meeting shall be as valid as if had at a meeting regularly called and noticed. If any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of the meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meeting. Such consent or approval of stockholders may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

    Section 8. PROXIES. At any meeting of the stockholders, any stockholder may be represented and vote by a proxy or proxies appointed by an instrument in writing, which instrument shall be filed with the Secretary of the Corporation. In the event that any such instrument in writing shall designate two or more persons to act as proxies, a majority of such persons present at the meetings, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise

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
provide. No such proxy shall be valid after the expiration of six months from the date of its execution, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven years from the date of its execution. Subject to the above, any proxy duly executed is not revoked and continues in full force and effect until an instrument revoking it or a duly executed proxy bearing a later date is filed with the Secretary of the Corporation.

    Section 9. NO STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken only upon the vote of the stockholders at an annual or special meeting duly called and may not be taken by written consent of the stockholders.

                                  ARTICLE III

                                   DIRECTORS

    Section 1. POWERS. Subject to limitations of the Certificate of Incorporation, these Bylaws, and the provisions of the Delaware General Corporation Law as to action to be authorized or approved by the stockholders, and subject to the duties of Directors as prescribed by these Bylaws, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation must be managed and controlled by, the Board of Directors. Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the Directors shall have the following powers:

    First -- To select and remove all officers, agents and employees of the Corporation, prescribe such powers and duties for them as may not be inconsistent with law, the Certificate of Incorporation or the Bylaws, fix their compensation and require from them security for faithful service.

    Second -- To conduct, manage and control the affairs and business of the Corporation, and to make such rules and regulations therefor not inconsistent with law, the Certificate of Incorporation or the Bylaws, as they may deem best.

    Third -- To change the registered office of the Corporation in the State of Delaware from one location to another, and the registered agent in charge thereof, as provided in Article I, Section 1, hereof; to fix and locate from time to time one or more subsidiary offices of the Corporation within or without the State of Delaware, as provided in Article I, Section 2, hereof, to designate any place within or without the State of Delaware, for the holding of any stockholders' meeting or meetings; and to adopt, make and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of such seal and of such certificates from time to time, as in their judgment they may deem best, provided such seal and such certificates shall at all times comply with the provisions of law.

    Fourth -- To authorize the issuance of shares of stock of the Corporation from time to time, upon such terms as may be lawful, in consideration of cash, services rendered, personal property, real property or leases thereof, or in the case of shares issued as a dividend, against amounts transferred from surplus to capital.

    Fifth -- To borrow money and incur indebtedness for the purpose of the Corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations or other evidence of debt and securities therefor.

    Sixth -- To make the Bylaws of the Corporation, subject to the Bylaws, if any, adopted by the stockholders.

    Seventh -- To, by resolution or resolutions passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the Directors of the Corporation, which, to the extent provided in the resolution or resolutions, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may

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
have power to authorize the seal of the Corporation to be affixed to all papers on which the Corporation desires to place a seal. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

    Section 2. NUMBER AND QUALIFICATION OF DIRECTORS. The number of Directors constituting the whole Board shall be not less than one nor more than fifteen. The first Board shall consist of eight directors. Thereafter, within the limits above specified, the number of Directors shall be determined by resolution of the Board of Directors or by the stockholders at the annual meeting. All directors must be at least 18 years of age. Unless otherwise provided in the Certificate of Incorporation, directors need not be stockholders. No person shall be elected to serve on the board of directors after attaining sixty-nine years of age.

    Section 3. ELECTION, CLASSIFICATION AND TERM OF OFFICE. The Directors shall be elected at each annual meeting of stockholders by a plurality of votes cast at the election, but if for any reason the Directors are not elected at the annual meeting of stockholders, the Directors may be elected at any special meeting of stockholders by a plurality of votes cast at the election.

    The Board of Directors shall be divided into three classes to be designated as follows: Class 1, Class 2 and Class 3, each of which shall be as nearly equal in number as possible. Each Director shall serve for a term ending on the date of the third annual meeting of stockholders following the meeting at which such Director was elected; provided, however, that each initial Director in Class 1 shall hold office until the annual meeting of stockholders in 1997; each initial Director in Class 2 shall hold office until the annual meeting of stockholders in 1998; and each initial Director in Class 3 shall hold office until the annual meeting of stockholders in 1999.

    In the  event  of any  increase  or decrease  in  the authorized  number  of
Directors: (a) each Director then serving as such shall nevertheless continue as a Director of the class of which he is a member until the expiration of his current term, or his earlier resignation, removal from office or death, and (b) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board of Directors (which is in existence immediately prior to such an increase or decrease) among the three classes of Directors so as to maintain such classes as nearly equal as possible. Notwithstanding the foregoing, each Director shall hold office until his successor is elected and qualified.

    Section 4. VACANCIES. Vacancies in the Board of Directors may be filled by a majority of the remaining Directors, though less than a quorum, or by a sole remaining Director, and each Director so elected shall hold office until his successor is elected at an annual or a special meeting of the stockholders.

    A vacancy or vacancies in the Board of Directors shall be deemed to exist in case of the death, resignation or removal of any Director, or if the authorized number of Directors be increased.

    If the Board of Directors accepts the resignation of a Director tendered to take effect at a future time, the Board or the stockholder shall have power to elect a successor to take office when the resignation is to become effective, and such successor shall hold office during the remainder of the resigning Director's term of office.

    Section 5. PLACE OF MEETING. Regular meetings of the Board of Directors shall be held at any place within or without the State of Delaware as designated from time to time by resolution of the Board or by written consent of all members of the Board. In the absence of such designation regular meetings shall be held at the principal executive office of the Corporation. Special meetings of the Board may be held either at a place so designated or at the principal executive office.

    Members of the Board, or any committee designated by the Board, may participate in a meeting of such Board or committee by means of a conference telephone network or a similar communications

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
method by which all persons participating in the meeting can hear each other. Such participation shall constitute presence in person at such meeting. Each person participating in such meeting shall sign the minutes thereof, which minutes may be signed in counterparts.

    Section 6. ORGANIZATION MEETING. Immediately following each annual meeting of stockholders, the Board of Directors shall hold a regular meeting for the purpose of organization, election of officers, and the transaction of other business. Notice of such meetings is hereby dispensed with.

    Section  7.  SPECIAL MEETINGS.   Special meetings of  the Board of Directors
for any purpose or purposes may be called at any time by the President or by any two or more Directors.

    Written notice of the time and place of special meetings shall be delivered personally to the Directors or sent to each Director by mail or other form of written communication (such as by telegraph, Federal Express package, or other similar forms of written communication), charges prepaid, addressed to him at his address as it is shown upon the records of the Corporation, or if it is not so shown on such records or is not readily ascertainable, at the place in which the meetings of the Directors are regularly held. In case such notice is mailed or otherwise communicated in writing, it shall be deposited in the United States mail or delivered to the appropriate delivering agent at least seventy-two hours prior to the time of the holding of the meeting. In case such notice is personally delivered, it shall be so delivered at least twenty-four hours prior to the time of the holding of the meeting. Such mailing, personal delivery or other written communication as above provided shall be due, legal and personal notice to such Director.

    Section 8. NOTICE OF ADJOURNMENT. Notice of the time and place of holding an adjourned meeting need not be given to absent Directors if the time and place be fixed at the meeting adjourned.

    Section 9. RATIFICATION AND APPROVAL. Whenever all Directors entitled to vote at any meeting consent, either by: (a) A writing on the records of the meeting or filed with the Secretary; (b) Presence at such meeting and oral consent entered on the minutes; or (c) Taking part in the deliberations at such meeting without objection; the doings of such meeting shall be as valid as if had at a meeting regularly called and noticed. At such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time.

    If any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of the meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all Directors having the right to vote at such meeting.

    Section 10. ACTION WITHOUT A MEETING. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all the members of the Board or of such committee. Such written consent shall be filed with the minutes of proceedings of the Board or committee.

    Section 11. QUORUM. A majority of the authorized number of Directors shall be necessary to constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the Directors present at a meeting duly assembled at which a quorum is present shall be regarded as the act of the Board of Directors, unless a greater number be required by law or by the Certificate of Incorporation.

    Section 12. ADJOURNMENT. A quorum of the Directors may adjourn any Directors' meeting to meet again at a stated day and hour provided, however, that in the absence of a quorum, a majority of the Directors present at any Directors' meeting, either regular or special, may adjourn from time to time until a quorum shall be present.

    Section 13. FEES AND COMPENSATION. The Board shall have the authority to fix the compensation of Directors. The Directors may be paid their expenses, if any, of attendance at each meeting of the Board and may be paid a fixed sum for attendance at each meeting of the Board or a stated salary as Director. No such payment shall preclude any Director from serving the Corporation in any other capacity as an officer, agent, employee or otherwise, and receiving the compensation therefor. Members of committees may be compensated for attending committee meetings.

    Section 14.   REMOVAL.   Any Director  may be  removed from  office with  or
without cause by the vote of stockholders representing not less than two-thirds of the issued and outstanding capital stock entitled to voting power.

                                   ARTICLE IV

                                    OFFICERS

    Section 1. OFFICERS. The officers of the Corporation shall be a President, a Secretary and a Treasurer. The Corporation may also have, at the discretion of the Board of Directors, one or more additional Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, a Chairman of the Board, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article. Officers other than the Chairman of the Board need not be Directors. One person may hold two or more offices.

    Section 2. ELECTION. The officers of this Corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or
Section 5 of this Article, shall be chosen annually the Board of Directors and each shall hold his office until he shall resign or shall be removed or otherwise disqualified to serve, or his successor shall be elected and qualified.

    Section 3. SUBORDINATE OFFICERS, ETC. The Board of Directors may appoint such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in these Bylaws or as the Board of Directors may from time to time determine.

    Section 4. REMOVAL AND RESIGNATION. Any officer may be removed, either with or without cause, by a majority of the Directors at the time in office. Any officer may resign at any time by giving written notice to the Board of Directors, the President or the Secretary of the Corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

    Section 5.    VACANCIES.    A  vacancy  in  any  office  because  of  death,
resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the Bylaws for regular appointments to such office.

    Section 6. CHAIRMAN OF THE BOARD. The Chairman of the Board, if there be such a position, shall preside at all meetings of the Board of Directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by these Bylaws.

    Section 7. PRESIDENT. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, the President shall be the chief executive officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the Corporation. He shall preside at all meetings of the stockholders and in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors. He shall be ex officio a member of all committees, including the executive committee, if any, and shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or by these Bylaws.

    Section 8. VICE PRESIDENT. In the absence or disability of the President, the Vice Presidents, in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or these Bylaws.

    Section 9. SECRETARY. The Secretary shall keep, or cause to be kept, a book of minutes at the principal executive office or such other place as the Board of Directors may order, of all meetings of Directors, committees and stockholders, with the time and place of holding, whether regular or special, and if special, how authorized, the notice thereof given, the names of those present at Directors' and committee meetings, the number of shares present or represented at stockholders' meetings and the proceedings thereof.

    The Secretary shall keep, or cause to be kept, at the principal executive office (1) a share register, or a duplicate share register, revised annually, showing the names of the stockholders, alphabetically arranged, and their places of residence, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation; (2) a copy of the Certificate of Incorporation and all amendments thereto certified by the Secretary of State;
and (3) a copy of the Bylaws and all amendments thereto certified by the Secretary.

    The Secretary shall give, or cause to be given, notice of all the meetings of the stockholders, committees and Board of Directors required by the Bylaws or by law to be given, and he shall keep the seal of the Corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

    Section 10. TREASURER. The Treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and shares. Any surplus, including earned surplus, paid-in surplus and surplus arising from a reduction of stated capital, shall be classified according to source and shown in a separate account. The books of account shall at all times be open to inspection by any Director.

    The Treasurer shall deposit all monies and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and Directors, whenever they request it, an account of all of his transactions as Treasurer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

                                   ARTICLE V

                                 MISCELLANEOUS

    Section 1. RECORD DATE AND CLOSING STOCK BOOKS. The Board of Directors may fix a day, not more than sixty (60) days prior to the holding of any meeting of stockholders, and not exceeding thirty (30) days preceding the date fixed for the payment of any dividend or distribution or for the allotment of rights, or when any change or conversion or exchange of shares shall go into effect, as a record date for the determination of the stockholders entitled to notice of and to vote at any such meeting, or entitled to receive any such dividend or distribution, or any such allotment of rights, or to exercise the rights in respect to any such change, conversion or exchange of shares, and in such case only stockholders of record on the date so fixed shall be entitled to notice of and to vote at such meetings, or to receive such dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after any record date is fixed as aforesaid. The Board of Directors may close the books of the Corporation against transfers of shares during the whole or any part of any such period.

    Section 2. INSPECTION OF CORPORATE RECORDS. Stockholders shall have the right to inspect such corporate records at such times and based upon such limitations of such rights as may be set forth in the Delaware General Corporation Law from time to time.

    Section 3. CHECKS, DRAFTS, ETC. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board of Directors.

    Section  4.  ANNUAL REPORT.   The Board of  Directors of the Corporation may
cause an annual report to be made available to the stockholders not later than one hundred twenty (120) days after the close of the fiscal or calendar year.

    Section 5. CONTRACT, ETC., HOW EXECUTED. The Board of Directors, except as otherwise provided in these Bylaws may authorize any officer or officers, agent or agents to enter into any contract, deed or lease or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances; and unless so authorized by the Board of Directors, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit to render it liable for any purpose or to any amount.

    Section 6. CERTIFICATES OF STOCK. A certificate or certificates for certificated shares of the capital stock of the Corporation shall be issued to each stockholder when any such shares are fully paid up. All such certificates shall be signed by the President or a Vice President, and by the Secretary or an Assistant Secretary, or be authenticated by facsimiles of their respective signatures; provided, however, that every certificate authenticated by a facsimile of a signature must be countersigned by a transfer agent or transfer clerk, and by a registrar, which registrar cannot be the Corporation itself.

    Certificates for certificated shares may be issued prior to full payment under such restrictions and for such purposes as the Board of Directors or the Bylaws may provide; provided, however, that any such certificate so issued prior to full payment shall state the amount remaining unpaid and the terms of payment thereof.

    The Board of Directors is hereby authorized, pursuant to the provisions of Delaware General Corporation Law Section 158, to issue uncertificated shares of some or all of the shares of any or all of its classes or series.

    Section 7. REPRESENTATION OF THE SHARES OF OTHER CORPORATION. The President or any Vice President, and the Secretary or Assistant Secretary, of this Corporation are authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation. The authority herein granted to said officers to vote or represent on behalf of this Corporation any and all shares held by this Corporation in any other corporation or corporations may be exercised either by such officers in person or by any person authorized so to do by proxy or power of attorney duly executed by said officers.

                                   ARTICLE VI

                                   AMENDMENTS

    Section 1. POWER OF STOCKHOLDERS. New Bylaws may be adopted or these Bylaws may be amended or repealed by the vote of stockholders entitled to exercise a majority of the voting power of the Corporation or by the written assent of such stockholders.

    Section 2.  POWER  OF DIRECTORS.   Subject to the  right of stockholders  as
provided in Section 1 of this Article VI to adopt, amend or repeal Bylaws, Bylaws may be adopted, amended or repealed by the Board of Directors.

                                  ARTICLE VII

                 TRANSACTIONS INVOLVING DIRECTORS AND OFFICERS

    Section 1. VALIDITY OF CONTRACTS AND TRANSACTIONS. No contract or transaction between the Corporation and one or more of its Directors or officers, or between the Corporation and any other corporation, firm, association, or other organization in which one or more of its Directors or officers are Directors or officers or are financially interested, shall be void or voidable solely for this reason, or solely because the Director or officer is present at or participates in the meeting of the Board of Directors or committee that authorizes or approves the contract or transaction, or because their votes are counted for such purpose, provided that:

        (a) the material facts as to his, her, or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee and noted in the minutes, and the Board of Directors or committee, in good faith, authorizes the contract or transaction in good faith by the affirmative vote of a majority of disinterested directors, even though the disinterested directors are less than a quorum;

        (b) the material facts as to his, her, or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved or ratified in good faith by the majority of shares entitled to vote, counting the votes of the common or interested directors or officers; or

        (c) the contract or transaction is fair as to the Corporation as of the time it is authorized or approved.

    Section 2. DETERMINING QUORUM. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes, approves or ratifies the contract or transaction.

                                  ARTICLE VIII

    INSURANCE AND OTHER FINANCIAL ARRANGEMENTS. The Corporation may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and liability and expenses incurred by him in his capacity as a Director, officer, employee or agent, or arising out of his status as such, whether or not the Corporation has the authority to indemnify him against such liability and expenses. The insurance or other financial arrangements may be provided by the Corporation or by any other person or entity approved by the Board of Directors including a subsidiary of the corporation.

    Such other financial arrangements made by the Corporation may include the following:

        (a) The creation of a trust fund;

        (b) The establishment of a program of self-insurance;

        (c) The securing of its obligation of indemnification by granting a security interest or other lien on any assets of the Corporation; or

        (d) The establishment of a letter of credit, guaranty or surety. No financial arrangement may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, except with respect to the advancement of expenses or indemnification ordered by a court as provided in Article IX hereof.

                                   ARTICLE IX

                                INDEMNIFICATION

    Section 1. ACTION NOT BY OR ON BEHALF OF CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), fees, judgments, fines, and amounts paid in settlement, actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent does not, of itself, create an presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

    Section 2. ACTION BY OR ON BEHALF OF CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that indemnification may not be made for any claim, issue or matter as to which such a person shall have been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that, in view of all of the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

    Section 3. SUCCESSFUL DEFENSE. To the extent that a Director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1 or 2 of this Article IX, or in defense of any claim, issue or matter therein, he must be indemnified by the Corporation against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense.

    Section 4. DETERMINATION OF RIGHT TO INDEMNIFICATION IN CERTAIN CIRCUMSTANCES. Any indemnification under Section I or 2 of this Article IX, unless ordered by a court or advanced pursuant to this Article IX, must be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Director, officer, employee or agent is proper in the circumstances. The determination must be made by the Stockholders, the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to the act, suit or proceeding, or if a majority vote of a quorum of Directors who were not parties to the act, suit or proceeding so orders, by independent legal counsel in a written opinion, or if a quorum consisting of directors who were not parties to the act, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

    Section 5. ADVANCE PAYMENT OF EXPENSES. Expenses of officers and Directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the Director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation as authorized in this Article. The provisions of this subsection (5) of this Article IX shall not effect any rights to advancement of expenses to which corporate personnel other than Directors or officers may be entitled under any contract or otherwise by law.

    Section 6.  NOT EXCLUSIVE.

        (a) The indemnification and advancement of expenses authorized in or ordered by a court pursuant to any other section of this Article IX or any provision of law:

           (i) does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation or any statute, bylaw, agreement, vote of stockholders or disinterested Directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to subsection 2 of this Article IX or for the advancement of expenses made pursuant to this Article IX may not be made to or on behalf of any Director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action; and

           (ii) continues for a person who has ceased to be a Director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

        (b) Without limiting the foregoing, the Corporation is authorized to enter into an agreement with any Director, officer, employee or agent of the Corporation providing indemnification for such person against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement that result from any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, including any action by or in the right of the Corporation, that arises by reason of the fact that such person is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to the full extent allowed by law, except that no such agreement shall provide for indemnification for any actions that constitute intentional misconduct, fraud, or a knowing violation of law and was material to the cause of action.

    Section 7. CERTAIN DEFINITIONS. For the purposes of this Article IX, (a) any Director, officer, employee or agent of the Corporation who shall serve as a director, officer, employee or agent of any other corporation, joint venture, trust or other enterprise of which the Corporation, directly or indirectly, is or was a stockholder or creditor, or in which the Corporation is or was in any way interested, or (b) any Director, officer, employee or agent of any subsidiary corporation, joint venture, trust or other enterprise wholly owned by the Corporation, shall be deemed to be serving as such Director, officer, employee or agent at the request of the Corporation, unless the Board of Directors of the Corporation shall determine otherwise. In all other instances where any person shall serve as director, officer, employee or agent of another corporation, joint venture, trust or other enterprise of which the Corporation is or was a stockholder or creditor, or in which it is or was otherwise interested, if it is not otherwise established that such person is or was serving as such director, officer, employee or agent at the request of the Corporation, the Board of Directors of the Corporation may determine whether such service is or was at the request of the Corporation, and it shall not be necessary to show any actual or prior request for such service. For purposes of this Article IX references to a corporation include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a director, officer, employee or agent of such a constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article IX with respect to the resulting or surviving corporation as he would ff he had served the resulting or surviving corporation in the same capacity. For purposes of this Article IX, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a Director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such Director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article IX.

                              FIRSTMISS GOLD INC.
                        5460 S. QUEBEC STREET, SUITE 240
                           ENGLEWOOD, COLORADO 80111

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints G.W. Thompson and J. Kelley Williams as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of FirstMiss Gold Inc. (the "Company") held of record by the undersigned on April 23, 1996, at the Annual Meeting of Stockholders to be held on June 13, 1996, and at any adjournment or postponement thereof.

 1.  Election of Directors:  FOR ALL nominees listed below (except WITHHOLD AUTHORITY for all nominees listed below as indicated to the contrary below)

Walter A. Drexel    John Racich    Charles E. Stott, Jr.    Al Winters    Robert
L. Zerga

(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
               THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW)

 2.  Approval of the 1996 Long Term Equity Incentive Plan.        FOR    AGAINST    ABSTAIN
 3.  Approval of the 1996 Stock Option Plan for Outside Directors. FOR    AGAINST    ABSTAIN
 4.  Approval of the change in the state of incorporation of the  FOR    AGAINST    ABSTAIN
     Company from the state of Nevada to the state of Delaware.
 5.  Approval of the change of the corporate name of the Company  FOR    AGAINST    ABSTAIN
     to "Getchell Gold Corporation."
 6.  Ratification of the appointment of KPMG Peat Marwick LLP as  FOR    AGAINST    ABSTAIN
     the Company's independent auditors for 1996.
 7.  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5 AND 6.

                                 [REVERSE SIDE]

    All other proxies heretofore given by the undersigned to vote shares of stock of the Company, which the undersigned would be entitled to vote if personally present at the Annual Meeting or any adjournment or postponement thereof, are hereby expressly revoked.
                                             Dated: _____________________ , 1996
                                             ___________________________________
                                                      (Signature)
                                        ________________________________________
                                                      (Signature)
                                             Please date this Proxy and sign  it
                                             exactly   as  your  name  or  names
                                             appear below. When shares are  held
                                             by joint tenants, both should sign.
                                             When   signing   as   an  attorney,
                                             executor, administrator, trustee or
                                             guardian, please give full title as
                                             such.  If  shares  are  held  by  a
                                             corporation,  please  sign  in full
                                             corporate name by the President  or
                                             other authorized officer. If shares
                                             are  held by  a partnership, please
                                             sign  in  partnership  name  by  an
                                             authorized person.

    PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES.